                                                                    Exhibit 10.2

                          CONTRIBUTION, CONVEYANCE AND
                              ASSUMPTION AGREEMENT


                                      Index

ARTICLE I Definitions; Schedules; Recordation ...............................  8
 1.1    Definitions .........................................................  8
 1.2    Schedules ........................................................... 16
 1.3    Recordation of Evidence of Ownership of Assets ...................... 16
ARTICLE II Concurrent Transactions .......................................... 17
 2.1    Merger of Pipe Line into Sun Texas .................................. 17
 2.2    Allocation of Assets pursuant to Multiple Survivor Merger of Sun
        Texas and Sun Pipeline LP ........................................... 17
 2.3    Merger of Borger into Services ...................................... 17
 2.4    Contribution of Services Common Stock by Sun Delaware to GP LLC ..... 17
 2.5    Conversion of Services to Services LP ............................... 17
 2.6    Contribution and Conveyance by Services LP to Services Out LLC
        of the Services Out LLC Assets ...................................... 17
 2.7    Distribution by Services LP to Sun Delaware of Interest in
        Services Out LLC .................................................... 18
 2.8    Distribution by Services LP to GP LLC of Interest in Services
        Out LLC ............................................................. 18
 2.9    Distribution by GP LLC to Sun Delaware of Membership Interest in
        Services Out LLC .................................................... 18
2.10    Merger of Michigan into Michigan Texas .............................. 18
2.11    Allocation of Assets pursuant to Multiple Survivor Merger of
        Michigan Texas and Michigan In LLC .................................. 18
2.12    Merger of Mid-Con into Mid-Con Texas ................................ 19
2.13    Allocation of Assets pursuant to Multiple Survivor Merger of
        Mid-Con Texas and Mid-Con In LLC .................................... 19
2.14    Merger of Atlantic into Atlantic Out LP ............................. 19
2.15    Allocation of Assets pursuant to Multiple Survivor Merger of
        Atlantic Out LP and Atlantic In LP .................................. 19
2.16    Merger of Atlantic Refining into Atlantic R&M Out LP ................ 19
2.17    Allocation of Assets pursuant to Multiple Survivor Merger of
        Atlantic R&M Out LP and Atlantic R&M In LP .......................... 19
2.18    Contribution and Conveyance by R&M to R&M In LP of the R&M In
        LP Assets ........................................................... 20
2.19    Distribution by the Entities of Certain Receivables and Crude
        Oil Inventory ....................................................... 20
2.20    Further Distribution of Certain Receivables and Crude Oil
        Inventory ........................................................... 21
2.21    Cancellation of Indebtedness ........................................ 21
2.22    Contribution of Interests in GP LLC, Services LP, Michigan In LLC,
        Explorer Pipeline Company, and Mid-Con In LLC by Sun Delaware to
        Sunoco GP ........................................................... 21
2.23    Contribution of Interests in Pipeline GP LLC and Sun Pipeline
        LP by Sun Texas to Sunoco GP ........................................ 22
2.24    Contribution of Interests in R&M In LLC and R&M In LP by R&M
        to Sunoco GP ........................................................ 22
2.25    Contribution of Interests in Atlantic In LLC, Atlantic In LP
        and Atlantic R&M In LP by Petroleum to Sunoco GP .................... 22
2.26    Contribution of Limited Liability Company Interests and Limited
        Partnership Interests by Sunoco GP to the MLP ....................... 22
2.27    Public Cash Contribution ............................................ 23
2.28    MLP Receipt of Cash Contribution .................................... 23
2.29    Merger of R&M In LLC, Pipe Line GP LLC and Atlantic In LLC into
        GP LLC .............................................................. 23

                                       i


2.30    MLP Contribution to the Entities .................................... 23
2.31    Contribution of Interests in the Entities by the MLP to the OLP ..... 24
2.32    Contribution of Interests in Certain Entities by GP LLC to
        OLP GP LLC .......................................................... 24
2.33    Contribution of Interest in OLP GP LLC by GP LLC to the OLP ......... 25
2.34    Distribution of Proceeds of Indebtedness from the OLP to the MLP .... 25
2.35    Distribution of Proceeds of Indebtedness from the MLP to Sunoco GP .. 25
2.36    Distributions by Sunoco GP to its Members ........................... 25
2.37    Loans from Sunoco GP to Sunoco Affiliates ........................... 25
2.38    Redemption of Sun Delaware's Interest in the MLP by the MLP ......... 26
2.39    Purchase of Additional Common Units ................................. 26
2.40    Contribution of Stock by Sun Delaware to Sun Texas .................. 26
2.41    Merger of Services LP, Atlantic In LP, Michigan In LLC, and
        Mid-Con In LLC into Sun Pipeline LP ................................. 26
2.42    Merger of Atlantic R&M In LP into R&M In LP ......................... 26
2.43    Allocation of Assets pursuant to Multiple Survivor Merger of
        Sun Pipeline LP and R&M In LP ....................................... 26
2.44    Specific Conveyances ................................................ 26
ARTICLE III Assumption of Certain Liabilities ............................... 27
3.1     Assumption of Sun Pipeline LP Liabilities and Sun Texas
        Liabilities ......................................................... 27
3.2     Assumption of Services Out LLC Liabilities by Services Out LLC ...... 27
3.3     Assumption of Services LP/Sun Delaware Interest in Services Out
        LLC Liabilities by Sun Delaware ..................................... 27
3.4     Assumption of Services LP/GP LLC Interest in Services Out LLC
        Liabilities by GP LLC ............................................... 28
3.5     Assumption of GP LLC Interest in Services Out LLC Liabilities
        by Sun Delaware ..................................................... 28
3.6     Assumption of Michigan In LLC Liabilities and Michigan Texas
        Liabilities ......................................................... 28
3.7     Assumption of Mid-Con In Liabilities and Mid-Con Texas
        Liabilities ......................................................... 29
3.8     Assumption of Atlantic In LP Liabilities and Atlantic
        Out LP Liabilities .................................................. 30
3.9     Assumption of Atlantic R&M In LP Liabilities and Atlantic
        R&M Out LP Liabilities .............................................. 30
3.10    Assumption of R&M In LP Liabilities by R&M In LP .................... 31
3.11    Assumption of Liabilities and Obligations of Sun Delaware
        by Sunoco GP ........................................................ 31
3.12    Assumption of Sun Texas Aggregate Liabilities by Sunoco GP .......... 31
3.13    Assumption of R&M Aggregate Interests Liabilities by Sunoco GP ...... 31
3.14    Assumption of Petroleum Aggregate Interests Liabilities by
        Sunoco GP ........................................................... 32
3.15    Assumption of Sunoco GP Aggregate Liabilities by the MLP ............ 32
3.16    Assumption of MLP Aggregate Liabilities by the OLP .................. 32
3.17    Assumption of GP LLC Aggregate Liabilities by OLP GP LLC ............ 33
3.18    Assumption of GP LLC's Interest in OLP GP LLC Liabilities
        by the OLP .......................................................... 33
3.19    Assumption of Sun Delaware Stock Liabilities by Sun Texas ........... 33
3.20    Assumption of R&M In LP Additional Liabilities and Sun Pipeline LP
        Additional Liabilities .............................................. 33
ARTICLE IV Indemnification .................................................. 34
4.1     Indemnification Relating to Excessive Tariff Rate ................... 34
ARTICLE V Title Matters ..................................................... 34
5.1     Encumbrances ........................................................ 34


 5.2    Disclaimer of Warranties; Subrogation; Waiver of Bulk
        Sales Laws .........................................................  35
 5.3    Reservation of Right of Use and Access .............................  36
ARTICLE VI Further Assurances ..............................................  37
 6.1    Further Assurances .................................................  37
 6.2    Other Assurances ...................................................  37
ARTICLE VII Powers of Attorney .............................................  38
 7.1    Services LP ........................................................  38
 7.2    R&M ................................................................  38
ARTICLE VIII Miscellaneous .................................................  39
 8.1    Order of Completion of Transactions ................................  39
 8.2    Consents; Restriction on Assignment ................................  39
 8.3    Costs ..............................................................  39
 8.4    Headings; References; Interpretation ...............................  40
 8.5    Successors and Assigns .............................................  40
 8.6    No Third Party Rights ..............................................  40
 8.7    Counterparts .......................................................  40
 8.8    Governing Law ......................................................  40
 8.9    Severability .......................................................  40
 8.10   Deed; Bill of Sale; Assignment .....................................  41
 8.11   Amendment or Modification ..........................................  41
 8.12   Integration ........................................................  41


                CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT

     THIS CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT, dated as of [   ]
,2002, is entered into by and among Sunoco, Inc., a Pennsylvania corporation ("Sunoco"); Sun Pipe Line Company of Delaware, a Delaware corporation ("Sun
  ------                                                                ---
Delaware"); Sunoco, Inc. (R&M), a Pennsylvania corporation ("R&M"); Atlantic
--------                  ---                                ---
Petroleum Corporation, a Delaware corporation ("Petroleum"); Sunoco Texas Pipe
                                                ---------
Line Company, a Texas corporation ("Sun Texas"); Sun Oil Line of Michigan (Out)
                                    ---------
LLC, a Texas limited liability company ("Michigan Texas"); Mid-Continent Pipe
                                         --------------
Line (Out) LLC, a Texas limited liability company ("Mid-Con Texas"); Sun Pipe
                                                    -------------
Line Services (Out) LLC, a Delaware limited liability company ("Services Out
                                                                ------------
LLC"); Atlantic Petroleum (Out) LLC, a Delaware limited liability company
---
("Atlantic Out LLC"); Atlantic Petroleum Delaware Corporation, a Delaware
  ----------------
corporation ("Delaware"); Atlantic Pipeline (Out) L.P., a Texas limited
              --------
partnership ("Atlantic Out LP"); Atlantic R&M (Out) L.P., a Texas limited
              ---------------
partnership ("Atlantic R&M Out LP"); Sunoco Partners LLC, a Pennsylvania limited
              -------------------
liability company ("Sunoco GP"); Sunoco Partners Lease Acquisition & Marketing
                    ---------
LLC, a Delaware limited liability company ("LA LLC"); Sunoco Logistics Partners
                                            ------
L.P., a Delaware limited partnership (the "MLP"); Sunoco Logistics Partners GP
                                           ---
LLC, a Delaware limited liability company ("GP LLC"); Sunoco Logistics Partners
                                            ------
Operations L.P., a Delaware limited partnership (the "OLP"); Sunoco Logistics
                                                      ---
Partners Operations GP LLC, a Delaware limited liability company ("OLP GP LLC");
                                                                   ----------
Sunoco Pipeline L.P., a Texas limited partnership ("Sun Pipeline LP"); Sunoco
                                                    ---------------
Partners Marketing & Terminals L.P., a Texas limited partnership ("R&M In LP");
                                                                   ---------
Sunoco Mid-Con (In) LLC, a Texas limited liability company ("Mid-Con In LLC");
                                                             --------------
Atlantic (In) L.P., a Texas limited partnership ("Atlantic In LP"); Atlantic R&M
                                                  --------------
(In) L.P., a Texas limited partnership ("Atlantic R&M In LP"); Sun Pipe Line
                                         ------------------
Services (In) L.P., a Delaware limited partnership ("Services LP"); Sunoco
                                                     -----------
Michigan (In) LLC, a Texas limited liability company ("Michigan In LLC");
                                                       ---------------
Atlantic (In) LLC, a Delaware limited liability company ("Atlantic In LLC"); Sun
                                                          ---------------
Pipe Line GP LLC, a Delaware limited liability company ("Pipe Line GP LLC");
                                                         ----------------
Sunoco R&M (In) LLC, a Delaware limited liability company ("R&M In LLC"); Sun
                                                            ----------
Pipe Line Company, a Pennsylvania corporation ("Pipe Line"); Sun Pipeline
                                                ---------
Services Co., a Delaware corporation ("Services"); Sun Borger Pipe Line Company,
                                       --------
a Delaware corporation ("Borger"); Sun Oil Line Company of Michigan, a Michigan
                         ------
corporation ("Michigan"); Mid-Continent Pipe Line Company, an Oklahoma
              --------
corporation ("Mid-Con"); Atlantic Pipeline Corp., a Delaware corporation
              -------
("Atlantic"); and Atlantic Refining & Marketing Corp., a Delaware corporation
  --------
("Atlantic Refining").
  -----------------
                                    RECITALS

     WHEREAS, Sunoco GP and Sun Delaware have formed the MLP pursuant to the Delaware Revised Uniform Limited Partnership Act (the "Delaware Limited
                                                       ----------------
Partnership Act"), for the purpose of acquiring, owning and operating certain
---------------
assets of certain subsidiaries and affiliates of Sunoco used in storage, transportation and distribution of crude and refined petroleum products;

     WHEREAS, in order to accomplish the objectives and purposes in the preceding recital, the following actions have been taken prior to the date hereof:

     1. Sun Delaware formed Sunoco GP under the terms of the Pennsylvania Limited Liability Company Act (the "Pennsylvania LLC Act") and
                                              --------------------
          contributed $1,000 in exchange for all of the membership interests in Sunoco GP.

     2. Sunoco GP formed LA LLC and contributed $100 in exchange for all of the membership interests in LA LLC.

     3. Sunoco GP and Sun Delaware formed the MLP to which Sunoco GP contributed $20 in exchange for a 2% general partner interest, and Sun Delaware contributed $980 in exchange for a 98% limited partner interest in the MLP.

     4. Sun Delaware formed GP LLC and contributed $1,000 in exchange for all of the membership interests in GP LLC.

     5.   Sun Delaware formed the following Texas limited liability companies:
          (i) Michigan Texas, (ii) Michigan In LLC, (iii) Mid-Con In LLC, and
          (iv) Mid-Con Texas, and contributed $1,000 to each in exchange for all of the membership interests in each of such limited liability companies.

     6. The MLP and GP LLC formed the OLP to which the MLP contributed $999.90 in exchange for a 99.99% limited partner interest in the OLP, and GP LLC contributed $.10 in exchange for a .01% general partner interest in the OLP.

     7. GP LLC formed OLP GP LLC to which it contributed $100 in exchange for all of the membership interests in OLP GP LLC.

     8. Pipe Line formed Pipe Line GP LLC to which it contributed $1,000 in exchange for all of the membership interests in Pipe Line GP LLC.

     9. Pipe Line and Pipe Line GP LLC formed Sun Pipeline LP to which Pipe Line contributed $999.90 in exchange for a 99.99% limited partner interest in Sun Pipeline LP, and Pipeline GP LLC contributed $.10 in exchange for a .01% general partner interest in Sun Pipeline LP.

     10. Pipe Line formed Sun Texas pursuant to the Texas Business Corporation Act (the "Texas Corporation Act"), to which Pipe Line contributed
                    ---------------------
          $1,000 in exchange for all of the stock of Sun Texas.

     11. R&M formed R&M In LLC to which R&M contributed $1,000 in exchange for all of the membership interests in R&M In LLC.

     12. R&M and R&M In LLC formed R&M In LP to which R&M contributed $999.90 in exchange for a 99.99% limited partner interest, and R&M In LLC contributed $.10 in exchange for a .01% general partner interest in R&M In LP.

     13.  Petroleum formed the following Delaware limited liability companies:
          Atlantic In LLC and Atlantic Out LLC, and Petroleum contributed $2,000 to each in exchange for all of the membership interests in each.

     14. Petroleum and each of Atlantic In LLC and Atlantic Out LLC have formed Atlantic In LP and Atlantic Out LP, respectively, to which Petroleum contributed $.10 to Atlantic Out LP in exchange for a .01% general partner interest in Atlantic Out LP and $999.90 to Atlantic In LP in exchange for a 99.99% limited partner interest in Atlantic In LP; Atlantic In LLC contributed $.10 to Atlantic In LP in exchange for a .01% general partner interest in Atlantic In LP; and Atlantic Out LLC contributed $999.90 to Atlantic Out LP in exchange for a 99.99% limited partner interest in Atlantic Out LP.

     15. Petroleum and Atlantic In LLC and Atlantic Out LLC, respectively, each have formed Atlantic R&M In LP and Atlantic R&M Out LP, to which Petroleum contributed $.10 in exchange for a .01% general partner interest in Atlantic R&M Out LP and $999.90 to Atlantic R&M In LP in exchange for a 99.99% limited partner interest in Atlantic R&M In LP; Atlantic In LLC contributed $.10 to Atlantic R&M In LP in exchange for a .01% general partner interest in Atlantic R&M In LP; and Atlantic Out LLC contributed $999.90 to Atlantic R&M Out LP in exchange for a 99.99% limited partner interest in Atlantic R&M Out LP.

     16. Services formed Services Out LLC, to which it contributed $1,000 in exchange for all of the membership interests in Services Out LLC.

     17. Petroleum formed Delaware, to which it contributed its note receivable [and cash] in the amount of $[ ] in exchange for all of the outstanding common stock of Delaware.

     WHEREAS, concurrently with the consummation of the transactions contemplated hereby, each of the following options shall occur:

     18. Pipe Line will merge into Sun Texas under Section 1921 of the Pennsylvania Business Corporation Law (the "Pennsylvania Corporation
                                                      ------------------------
          Law") and Article 5.16 of the Texas Corporation Act, with Sun Texas
          ---
          being the survivor. On or after the Effective Date, Sun Texas will change its name to [Sun Pipe Line Company].

     19. Sun Texas will effect a multiple survivor merger with Sun Pipeline LP under Article 5.01 of the Texas Corporation Act and Article 6132a,
          Section 2.11 of the Texas Revised Limited Partnership Act (the "Texas
                                                                          -----
          Limited Partnership Act"), and its assets owned before such merger
          -----------------------
          will be allocated to the two entities in accordance with the Texas Corporation Act and the Texas Limited Partnership Act, with the effect that the assets of Sun Texas (i) not going to the MLP or its subsidiaries shall continue to be owned by Sun Texas and (ii) going to the MLP shall be owned by Sun Pipeline LP.

     20. Borger will merge into Services under Section 253 of the Delaware General Corporation Law (the "Delaware Corporation Act"), with
                                        ------------------------
          Services being the survivor.

     21. Sun Delaware will contribute .01% of the stock of Services to GP LLC as a capital contribution.

     22. Services will file a certificate of conversion under Section 266 of the Delaware Corporation Act and Section 17-217 of the Delaware Limited Partnership Act to convert itself to Services LP, designating GP LLC as the general partner and Sun Delaware as the limited partner.

     23. Services LP will (i) convey the assets of Services LP not going into the MLP or its subsidiaries to Services Out LLC as a capital contribution and (ii) distribute all of the membership interests in Services Out LLC, allocating 99.99% to Sun Delaware and .01% to GP LLC. GP LLC, in turn, will distribute its .01% interest to Sun Delaware.

     24. Michigan will merge into Michigan Texas under Section 736 of the Michigan Business Corporation Act (the "Michigan Corporation Act") and
                                                  ------------------------
          Article 10.02 of the Texas Limited Liability Company Act (the "Texas
                                                                         -----
          LLC Act"), with Michigan Texas being the survivor.
          -------

     25. Michigan Texas will effect a multiple survivor merger with Michigan In LLC under Article 10.01 of the Texas LLC Act, and the assets and liabilities of Michigan Texas owned before such merger will be allocated in accordance with the Texas LLC Act, with the effect that
          (i) all assets and liabilities of Michigan Texas going into the MLP or its subsidiaries shall be owned by Michigan In LLC and (ii) all other assets and liabilities of Michigan Texas shall continue to be owned by Michigan Texas.

     26. Mid-Con will be merged into Mid-Con Texas under Section 1090.2 of the Oklahoma General Corporation Act (the "Oklahoma Corporation Act") and
                                                 ------------------------
          Article 10.01 of the Texas LLC Act, with Mid-Con Texas being the survivor.

     27. Mid-Con Texas will effect a multiple survivor merger with Mid-Con In LLC under Article 10.01 of the Texas LLC Act, and the assets and liabilities of Mid-Con Texas owned before such merger will be allocated in accordance with the Texas LLC Act, with the effect that
          (i) all assets and liabilities of Mid-Con Texas going into the MLP or its subsidiaries will be owned by Mid-Con In LLC, and (ii) all other assets and liabilities of Mid-Con Texas will continue to be owned by Mid-Con Texas.

     28. Atlantic will merge into Atlantic Out LP under Section 263 of the Delaware Corporation Act and Article 6132a, Section 2.11 of the Texas Limited Partnership Act, with Atlantic Out LP being the survivor.

     29. Atlantic Out LP will effect a multiple survivor merger with Atlantic In LP under Article 6132a, Section 2.11 of the Texas Limited Partnership Act, and the assets and liabilities of Atlantic Out LP owned before such merger will be allocated in accordance with the Texas Limited Partnership Act, with the effect that (i) all assets and liabilities of Atlantic Out LP going into the MLP or its subsidiaries will be owned by Atlantic In LP, and (ii) all other assets and liabilities of Atlantic Out LP will continue to be owned by Atlantic Out LP.

     30. Atlantic Refining will merge into Atlantic R&M Out LP under Section 263 of the Delaware Corporation Act and Article 6132a, Section 2.11 of the Texas Limited Partnership Act, with Atlantic R&M Out LP being the survivor.

     31. Atlantic R&M Out LP will effect a multiple survivor merger with Atlantic R&M In LP under Article 6132a, Section 2.11 of the Texas Limited Partnership Act, and the assets and liabilities of Atlantic R&M Out LP owned before such merger will be allocated in accordance with the Texas Limited Partnership Act, with the effect that (i) all assets and liabilities of Atlantic R&M Out LP going into the MLP or its subsidiaries will be allocated to Atlantic R&M In LP, and (ii) all other assets and liabilities of Atlantic R&M Out LP will continue to be owned by Atlantic R&M Out LP.

     32. R&M will convey its assets going into the MLP and its subsidiaries to R&M In LP as a capital contribution, with R&M In LP assuming the related liabilities (99.99% for itself and .01% on behalf of R&M In
          LLC).

     33. Sun Pipeline LP, Services LP, Michigan In LLC, Mid-Con In LLC, Atlantic In LP, Atlantic R&M In LP and R&M In LP (collectively, the "Entities") will distribute to their respective owners in proportion
           --------
          to their respective ownership interest an aggregate of $[        ]
          million in receivables and crude oil inventory valued at
          $[     million], and GP LLC, Atlantic In LLC, Pipe Line GP LLC and R&M
          In LLC, in turn, will distribute all assets they receive from the Entities to their respective owners.

     34. Any amounts owed by the Entities to Sunoco Affiliates (as defined below) will be canceled by the respective Affiliates.

     35. The following contributions will be made to Sunoco GP: (a) Sun Delaware will contribute all of its interest in GP LLC, Services LP, Michigan In LLC, Explorer Pipeline Company, a Delaware corporation,
          and Mid-Con In LLC and will retain a [     ]% membership interest in
          Sunoco GP; (b) Sun Texas will contribute all of its interest in Pipe
          Line GP LLC and Sun Pipeline LP in exchange for a [     ]% membership
          interest in Sunoco GP; (c) R&M will contribute all of its interest in
          R&M In LLC and R&M In LP in exchange for a [    ]% membership interest
          in Sunoco GP; and (d) Petroleum will contribute all of its interest in Atlantic In LLC, Atlantic In LP and Atlantic R&M In LP in exchange for
          a [     ]% membership interest in Sunoco GP.

     36. Sunoco GP will contribute all of the membership and partnership interests conveyed to it in the immediately preceding paragraph 35 to the MLP in exchange for (a) a continuation of its 2% general partner interest in the MLP (and its Incentive Distribution Rights), (b)
          [        ] Common Units (as defined below) representing limited
          partner interests in the MLP, which equal a [     ]% limited
          partner interest in the MLP, (c) [ ] Subordinated Units representing limited partner interests in the MLP which equal a 49% limited partner interest in the MLP, and (d) a special limited partnership interest (the "Sunoco GP Special LP Interest") giving Sunoco GP the right to
                -----------------------------
          receive $247 million in cash from the MLP (upon redemption of the Sunoco GP Special LP Interest). The public, through the Underwriters, will contribute $[ ] million in exchange for [ ] Common Units representing a [ ]% interest in the MLP.

     37. The MLP will pay the underwriting discounts and offering expenses incurred by the MLP in connection with the initial public offering (the "Offering") of the Common Units (collectively, the "Offering
                --------                                           --------
          Costs"), estimated to be $[ ] million.
          -----

     38. R&M In LLC, Pipe Line GP LLC and Atlantic In LLC will merge into GP LLC under Section 18-209 of the Delaware Limited Liability Company Act (the "Delaware LLC Act") with GP LLC being the survivor.
                ----------------

     39. The MLP will contribute to the Entities the cash (estimated to be $[ ] million) remaining (after the payment of the Offering Costs) from the sale of the Common Units to the public to be used by the Entities as working capital (beneficially, .01% on behalf of GP LLC as to the Entities that are limited partnerships).

     40. The MLP will contribute its direct ownership interests in the Entities to the OLP (i) in exchange for a special limited partnership interest (the "MLP Special LP Interest") in the OLP giving the MLP only the
                -----------------------
          right to receive $247 million in cash from the OLP upon redemption of the MLP Special LP Interest), and (ii) as a capital contribution on its behalf (99.99%) and on behalf of GP LLC (.01%).

     41. GP LLC will contribute to OLP GP LLC its .01% general partner interest in each of (a) R&M In LP, (b) Sun Pipeline LP, (c) Atlantic In LP, (d) Atlantic R&M In LP and (e) Services LP as a capital contribution and, in turn, GP LLC will contribute its interest in OLP GP LLC to the OLP as a capital contribution.

     42. The OLP will borrow $[ ] million on a recourse basis from the sale of its [ ]% Senior Notes, due [ ] and the following shall occur: (a) the OLP will distribute the proceeds to the MLP in redemption of the MLP Special LP Interest, and (b) the MLP will distribute such proceeds to Sunoco GP in redemption of the Sunoco GP Special LP Interest.

     43. Sunoco GP will (a) distribute $[ ]of such $247 million to its members in the following amounts: (i) $[ ] to Sun Texas, (ii) $[ ] to Sun Delaware, (iii) $[ ] to R&M, and (iv) $[ ] to Petroleum and (b) will lend $[ ] to Sunoco and affiliates. The MLP will redeem the limited partner interest in the MLP owned by Sun Delaware for $980.

     44.  In connection with the Offering, the underwriters (the "Underwriters")
                                                                  ------------
          have been granted a 30-day option to purchase up to 750,000 Common Units (the "Option").
                      ------

     45. Sun Delaware will contribute to Sun Texas all of the outstanding common stock it owns of West Texas Gulf Pipe Line Company, a Delaware corporation, and Inland Corporation, a Delaware corporation, as a capital contribution.

     46. Petroleum will form Delaware to which it will contribute its note receivable in the amount of $[ ] in exchange for all of the capital stock of Delaware.

     47. Services LP, Atlantic In LP, Michigan In LLC and Mid-Con In LLC will merge into Sun Pipeline LP under Section 17-211 of the Delaware Limited Partnership Act, Article 10.01 of the Texas LLC Act and
          Article 6132a, Section 2.11 of the Texas Limited Partnership Act, with Sun Pipeline LP being the survivor.

     48.  Atlantic R&M In LP will merge into R&M In LP under Article 6132a,
          Section 2.11 of the Texas Limited Partnership Act and Section 17-211 of the Delaware Limited Partnership Act.

     49. Sun Pipeline LP will effect a multiple survivor merger with R&M In LP under Article 6132a, Section 2.11 of the Texas Limited Partnership Act and certain of its terminal assets located in Inkster, Michigan, Nederland, Texas, and Fort Mifflin, Pennsylvania, owned before such merger will be allocated to R&M In LP in accordance with the Texas Limited Partnership Act and all other assets owned by Sun Pipeline LP will continue to be owned by Sun Pipeline LP.

     50. The agreements of limited partnership of each of the following will be amended and restated to reflect the applicable matters set forth above and in Articles II and IV of this Agreement (as defined below):

               (a)  the MLP;

               (b)  the OLP;

               (c)  Sun Pipeline LP;

               (d)  Atlantic In LP;

               (e)  Atlantic R&M In LP;

               (f)  Services LP; and

               (g)  R&M In LP.

     51. The limited liability company agreements of each of the following will be amended to reflect the applicable matters set forth in Articles II and IV of this Agreement:

               (a)  GP LLC;

               (b)  OLP GP LLC;

               (c)  Services Out LLC;

               (d)  Atlantic In LLC;

               (e)  Pipe Line GP LLC; and

               (f)  R&M In LLC.

     52. The regulations of each of the following limited liability companies will be amended to reflect the applicable matters set forth in Article II and IV of this Agreement:

               (a)  Mid-Con In LLC; and

               (b)  Michigan In LLC.

     NOW, THEREFORE, in consideration of their mutual undertakings and agreements hereunder, the parties to this Agreement undertake and agree as follows:

                                   ARTICLE I
                    Definitions; Schedules; Recordation

     1.1  Definitions. The following capitalized terms have the meanings given
          -----------
          below.

          "Acts" shall mean collectively the Delaware Limited Partnership Act,
           ----
the Delaware LLC Act, the Delaware Corporation Act, the Michigan Corporation Act, the Oklahoma Corporation Act, the Pennsylvania LLC Act, the Pennsylvania Corporation Law, the Texas Limited Partnership Act, the Texas LLC Act and the Texas Corporation Act.

          "Affiliate" has the meaning assigned to such term in the Partnership
           ---------
Agreement.

          "Agreement" means this Contribution, Conveyance and Assumption
           ---------
Agreement.

          "Atlantic" has the meaning assigned to such term in the first
           --------
paragraph of this Agreement.

          "Atlantic In LLC" has the meaning assigned to such term in the first
           ---------------
paragraph of this Agreement.

          "Atlantic In LP" has the meaning assigned to such term in the first
           --------------
paragraph of this Agreement.

          "Atlantic In LP Assets" has the meaning assigned to such term in
           ---------------------
Section 2.15.

          "Atlantic In LP Liabilities" means all obligations and liabilities
           --------------------------
associated with the Atlantic In LP Assets.

          "Atlantic In LP Receivables and Inventory" has the meaning assigned to
           ----------------------------------------
such term in Section 2.19.

          "Atlantic Out LLC" has the meaning assigned to such term in the first
           ----------------
paragraph of this Agreement.

          "Atlantic Out LP" has the meaning assigned to such term in the first
           ---------------
paragraph of this Agreement.

          "Atlantic Out LP Assets" has the meaning assigned to such term in
           ----------------------
Section 2.15.

          "Atlantic Out LP Liabilities" means all obligations and liabilities
           ---------------------------
associated with the Atlantic Out LP Assets.

          "Atlantic R&M In LP" has the meaning assigned to such term in the
           ------------------
first paragraph of this Agreement.

          "Atlantic R&M In LP Assets" has the meaning assigned to such term in
           -------------------------
Section 2.17.

          "Atlantic R&M In LP Liabilities" means all obligations and liabilities
           ------------------------------
associated with the Atlantic R&M In LP Assets.

          "Atlantic R&M In LP Receivables and Inventory" has the meaning
           --------------------------------------------
assigned to such term in Section 2.19.

          "Atlantic R&M Out LP" has the meaning assigned to such term in the
           -------------------
first paragraph of this Agreement.

          "Atlantic R&M Out LP Assets" has the meaning assigned to such term in
           --------------------------
Section 2.17.

          "Atlantic R&M Out LP Liabilities" means all obligations and
           -------------------------------
liabilities associated with the Atlantic R&M Out LP Assets.

          "Atlantic Refining" has the meaning assigned to such term in the first
           -----------------
paragraph of this Agreement.

          "Borger" has the meaning assigned to such term in the first paragraph
           ------
of this Agreement.

          "Common Units" has the meaning assigned to such term in the
           ------------
Partnership Agreement.

          "Conveyed Assets" has the meaning assigned to such term in Section
           ---------------
5.3.

          "Delaware" has the meaning assigned to such term in the first
           --------
paragraph of this Agreement.

          "Delaware Corporation Act" has the meaning assigned to such term in
           ------------------------
the Recitals of this Agreement.

          "Delaware LLC Act" has the meaning assigned to such term in the
           ----------------
Recitals of this Agreement.

          "Delaware Limited Partnership Act" has the meaning assigned to such
           --------------------------------
term in the Recitals to this Agreement.

          "Effective Time" means 12:01 a.m. Eastern Standard Time on    , 2002.
           --------------

          "Entities" has the meaning assigned to such term in the Recitals to
           --------
this Agreement.

          "FERC" means the Federal Energy Regulatory Commission.
           ----

          "GP LLC" has the meaning assigned to such term in the first paragraph
           ------
of this Agreement.

          "GP LLC Aggregate Interests" has the meaning assigned to such term in
           --------------------------
Section 2.32.

          "GP LLC Aggregate Liabilities" shall mean all of the obligations under
           ----------------------------
the applicable limited partnership agreements relating to the GP LLC Aggregate Interests.

          "GP LLC's Interest in OLP GP LLC" has the meaning assigned to such
           -------------------------------
term in Section 2.33.

          "GP LLC's Interest in OLP GP LLC Liabilities" shall mean all of the
           -------------------------------------------
obligations under the applicable limited liability company agreement relating to GP LLC's Interest in OLP GP LLC.

          "GP LLC Interest in Services Out LLC" has the meaning assigned to such
           -----------------------------------
term in Section 2.9.

          "GP LLC Interest in Services Out LLC Liabilities" shall mean all of
           -----------------------------------------------
the obligations under the limited liability company agreement of Services Out LLC that relate to the GP LLC Interest in Services Out LLC.

          "Incentive Distribution Rights" has the meaning assigned to such term
           -----------------------------
in the Partnership Agreement.

          "LA LLC" has the meaning assigned to such term in the first paragraph
           ------
of this Agreement.

          "Laws" means any and all laws, statutes, ordinances, rules or
           ----
regulations promulgated by a governmental authority, orders of a governmental authority, judicial decisions, decisions of arbitrators or determinations of any governmental authority or court.

          "Michigan" has the meaning assigned to such term in the first
           --------
paragraph of this Agreement.

          "Michigan Corporation Act" has the meaning assigned to such term in
           ------------------------
the Recitals of this Agreement.

          "Michigan In LLC" has the meaning assigned to such term in the first
           ---------------
paragraph of this Agreement.

          "Michigan In LLC Assets" has the meaning assigned to such term in
           ----------------------
Section 2.11.

          "Michigan In LLC Liabilities" means all of the obligations and
           ---------------------------
liabilities associated with the Michigan In LLC Assets.

          "Michigan In LLC Receivables and Inventory" has the meaning assigned
           -----------------------------------------
to such term in Section 2.19.

          "Michigan Texas" has the meaning assigned to such term in the first
           --------------
paragraph of this Agreement.

          "Michigan Texas Assets" has the meaning assigned to such term in
           ---------------------
Section 2.11.

          "Michigan Texas Liabilities" means all of the obligations and
           --------------------------
liabilities associated with the Michigan Texas Assets.

          "Mid-Con" has the meaning assigned to such term in the first paragraph
           -------
of this Agreement.

          "Mid-Con Texas" has the meaning assigned to such term in the first
           -------------
paragraph of this Agreement.

          "Mid-Con Texas Assets" has the meaning assigned to such term in
           --------------------
Section 2.13.

          "Mid-Con Texas Liabilities" means all of the obligations and
           -------------------------
liabilities associated with the Mid-Con Texas Assets.

          "Mid-Con In LLC" has the meaning assigned to such term in the first
           --------------
paragraph of this Agreement.

          "Mid-Con In LLC Assets" has the meaning assigned to such term in
           ---------------------
Section 2.13.

          "Mid-Con In LLC Liabilities" means all of the obligations and
           --------------------------
liabilities associated with the Mid-Con In LLC Assets.

          "Mid-Con In LLC Receivables and Inventory" has the meaning assigned to
           ----------------------------------------
such term in Section 2.19.

          "MLP" has the meaning assigned to such term in the first paragraph of
           ---
this Agreement.

          "MLP Aggregate Interests" has the meaning assigned to such term in
           -----------------------
Section 2.31.

          "MLP Aggregate Liabilities" shall mean all of the obligations under
           -------------------------
the applicable regulations and the limited partnership agreement relating to the MLP Aggregate Interests.

          "MLP Special LP Interest" has the meaning assigned to such term in the
           -----------------------
Recitals to this Agreement.

          "Offering" has the meaning assigned to such term in the Recitals of
           --------
this Agreement.

          "Offering Costs" has the meaning assigned to such term in the Recitals
           --------------
to this Agreement.

          "Oklahoma Corporation Act" has the meaning assigned to such term in
           ------------------------
the Recitals to this Agreement.

          "OLP" has the meaning assigned to such term in the first paragraph of
           ---
this Agreement.

          "OLP GP LLC" has the meaning assigned to such term in the first
           ----------
paragraph of this Agreement.

          "Omnibus Agreement" means the Omnibus Agreement dated of even date
           -----------------
herewith, by and among [Sunoco, R&M, Sun Delaware, Petroleum, the MLP, the OLP and Sunoco GP.]

          "Option" has the meaning assigned to such term in the Recitals of this
           ------
Agreement.

          "Partnership Entities" has the meaning assigned to such term in the
           --------------------
Omnibus Agreement.

          "Partnership Agreement" shall mean the First Amended and Restated
           ---------------------
Agreement of Limited Partnership of the MLP, as it may be amended and restated from time to time.

          "Pennsylvania Corporation Law" has the meaning assigned to such term
           ----------------------------
in the Recitals of this Agreement.

          "Pennsylvania LLC Act" has the meaning assigned to such term in the
           --------------------
Recitals of this Agreement.

          "Petroleum" has the meaning assigned to such term in the first
           ---------
paragraph of this Agreement.

          "Petroleum Aggregate Interests" has the meaning assigned to such term
           -----------------------------
in Section 2.25.

          "Petroleum Aggregate Interests Liabilities" shall mean all of the
           -----------------------------------------
obligations under the applicable limited liability company agreement and the limited partnership agreement relating to the Petroleum Aggregate Interests.

          "Pipe Line" has the meaning assigned to such term in the first
           ---------
paragraph of this Agreement.

          "Pipe Line GP LLC" has the meaning assigned to such term in the first
           ----------------
paragraph of this Agreement.

          "Real Property" has the meaning assigned to such term in Section 5.3.
           -------------

          "Reserved Assets" has the meaning assigned to such term in Section
           ---------------
5.3.

          "Restriction" has the meaning assigned to such term in Section 8.2.
           -----------

          "Restriction-Asset" has the meaning assigned to such term in Section
           -----------------
8.2.

          "R&M" has the meaning assigned to such term in the first paragraph of
           ---
this Agreement.

          "R&M Aggregate Interests" has the meaning assigned to such term in
           -----------------------
Section 2.24.

          "R&M Aggregate Interests Liabilities" shall mean all of the
           -----------------------------------
obligations under the applicable limited liability company agreement and the limited partnership agreement that relate to the R&M Aggregate Interests.

          "R&M In LLC" has the meaning assigned to such term in the first
           ----------
paragraph of this Agreement.

          "R&M In LP" has the meaning assigned to such term in the first
           ---------
paragraph of this Agreement.

          "R&M In LP Assets" has the meaning assigned to such term in Section
           ----------------
2.18.

          "R&M In LP Additional Assets" has the meaning assigned to such term in
           ---------------------------
Section 2.43.

          "R&M In LP Additional Liabilities" means all of the obligations and
           --------------------------------
liabilities associated with the R&M In LP Additional Assets.

          "R&M In LP Liabilities" means all of the obligations and liabilities
           ---------------------
associated with the R&M In LP Assets.

          "R&M In LP Receivables and Inventory" has the meaning assigned to such
           -----------------------------------
term in Section 2.19.

          "Registration Statement" means the registration statement on Form S-1
           ----------------------
filed by the MLP relating to the Offering.

          "Services" has the meaning assigned to such term in the first
           --------
paragraph of this Agreement.

          "Services LP" has the meaning assigned to such term in the first
           -----------
paragraph of this Agreement.

          "Services LP/GP LLC Interest in Services Out LLC" has the meaning
           -----------------------------------------------
assigned to such term in Section 2.8.

          "Services LP/GP LLC Interest in Services Out LLC Liabilities" means
           -----------------------------------------------------------
all of the obligations under the limited liability company agreement of Services Out LLC that relate to the Services LP/GP LLC Interest in Services Out LLC.

          "Services LP/Sun Delaware Interest in Services Out LLC" has the
           -----------------------------------------------------
meaning assigned to such term in Section 2.7.

          "Services LP/Sun Delaware Interest in Services Out LLC Liabilities"
           -----------------------------------------------------------------
means all of the obligations under the limited liability company agreement of Services Out LLC that relate to the Services LP/Sun Delaware Interest in Services Out LLC.

          "Services LP Receivables and Inventory" has the meaning assigned to
           -------------------------------------
such term in Section 2.19.

          "Services Out LLC" has the meaning assigned to such term in the first
           ----------------
paragraph of this Agreement.

          "Services Out LLC Assets" has the meaning assigned to such term in
           -----------------------
Section 2.6.

          "Services Out LLC Liabilities" means all of the obligations and
           ----------------------------
liabilities associated with the Services Out LLC Assets.

          "Services Stock" has the meaning assigned to such term in Section 2.4.
           --------------

          "Specific Conveyances" has the meaning assigned to such term in
           --------------------
Section 2.44.

          "Subordinated Units" has the meaning assigned to such term in the
           ------------------
Partnership Agreement.

          "Sun Delaware" has the meaning assigned to such term in the first
           ------------
paragraph of this Agreement.

          "Sun Delaware Aggregate Interests" has the meaning assigned to such
           --------------------------------
term in Section 2.22.

          "Sun Delaware Liabilities" means all of the obligations under the
           ------------------------
applied liability company agreement, the limited partnership agreement, the regulations and the shareholders agreement that relate to the Sun Delaware Aggregate Interests.

          "Sun Delaware Stock" has the meaning assigned to such term in Section
           ------------------
2.40.

          "Sun Delaware Stock Liabilities" shall mean all of the obligations
           ------------------------------
under the shareholder's agreement relating to the applicable Sun Delaware Stock.

          "Sunoco" has the meaning assigned to such term in the first paragraph
           ------
to this Agreement.

          "Sunoco GP" has the meaning assigned to such term in the first
           ---------
paragraph of this Agreement.

          "Sunoco GP Aggregate Interests" has the meaning assigned to such term
           -----------------------------
in Section 2.26.

          "Sunoco GP Aggregate Liabilities" shall mean all of the obligations
           -------------------------------
associated with the Sunoco GP Aggregate Interests.

          "Sunoco GP Special LP Interest" has the meaning assigned to such term
           -----------------------------
in the Recitals to this Agreement.

          "Sun Pipeline LP" has the meaning assigned to such term in the first
           ---------------
paragraph of this Agreement.

          "Sun Pipeline LP Additional Assets" has the meaning assigned to such
           ---------------------------------
term in Section 2.43.

          "Sun Pipeline LP Additional Liabilities" means all of the obligations
           --------------------------------------
and liabilities associated with the Sun Pipeline LP Additional Assets.

          "Sun Pipeline LP Assets" has the meaning assigned to such term in
           ----------------------
Section 2.2.

          "Sun Pipeline LP Liabilities" means all of the obligations and
           ---------------------------
liabilities associated with the Sun Pipeline LP Assets.

          "Sun Pipeline LP Receivables and Inventory" has the meaning assigned
           -----------------------------------------
to such term in Section 2.19.

          "Sun Texas" has the meaning assigned to such term in the first
           ---------
paragraph of this Agreement.

          "Sun Texas Assets" has the meaning assigned to such term in Section
           ----------------
2.2.

          "Sun Texas Liabilities" means all of the obligations and liabilities
           ---------------------
associated with the Sun Texas Assets.

          "Sun Texas Aggregate Interests" has the meaning assigned to such term
           -----------------------------
in Section 2.23.

          "Sun Texas Aggregate Liabilities" shall mean all of the obligations
           -------------------------------

and liabilities of Sun Texas associated with the Sun Texas Aggregate Interests.

          "Texas Corporation Act" has the meaning assigned to such term in the
           ---------------------
Recitals to this Agreement.

          "Texas LLC Act" has the meaning assigned to such term in the Recitals
           -------------
to this Agreement.

          "Texas Limited Partnership Act" has the meaning assigned to such term
           -----------------------------
in the Recitals to this Agreement.

          "Underwriters" has the meaning assigned to such term in the Recitals
           ------------
to this Agreement.

     1.2  Schedules. The following schedules are attached hereto:
          ---------

          (a)  Schedule 2.2(a) - List of Sun Pipeline LP Assets
          (b)  Schedule 2.6 - List of Services Out LLC Assets
          (c)  Schedule 2.11(a) - List of Michigan In LLC Assets
          (d)  Schedule 2.13(a) - List of Mid-Con In LLC Assets
          (e)  Schedule 2.15(a) - List of Atlantic In LP Assets
          (f)  Schedule 2.17(a) - List of Atlantic R&M In LP Assets
          (g)  Schedule 2.18 - List of R&M In LP Assets
          (h)  Schedule 2.19(a) - List of Sun Pipeline LP Receivables and
               Inventory
          (i)  Schedule 2.19(b) - List of Services LP Receivables and
               Inventory
          (j)  Schedule 2.19(c) - List of Michigan In LLC Receivables and
               Inventory
          (k)  Schedule 2.19(d) - List of Mid-Con In LLC Receivables and
               Inventory
          (l)  Schedule 2.19(e) - List of Atlantic In LP Receivables and
               Inventory
          (m) Schedule 2.19(f) - List of Atlantic R&M In LP Receivables and Inventory
          (n)  Schedule 2.19(g) - List of R&M In LP Receivables and
               Inventory
          (o) Schedule 2.21 - List of Outstanding Indebtedness owed by the Entities to Sunoco affiliates
          (p)  Schedule 2.43 - List of R&M In LP Additional Assets

     1.3  Recordation of Evidence of Ownership of Assets. In connection with the
          ----------------------------------------------
conversions and mergers under the applicable Acts that are referred to in the recitals to this Agreement, the parties to this Agreement acknowledge that certain jurisdictions in which the assets of the applicable parties to such conversions and mergers are located may require that documents be recorded by the entities resulting from such conversions and mergers in order to evidence title in such entities. All such documents shall evidence such new ownership and are not intended to modify, and shall not modify, any of the terms, covenants and conditions herein set forth.

                                   ARTICLE II
                             Concurrent Transactions

     2.1  Merger of Pipe Line into Sun Texas. Pipe Line has merged into Sun
          ----------------------------------
Texas, with Sun Texas being the survivor but having the name of [Sun Pipe Line Company].

     2.2  Allocation of Assets pursuant to Multiple Survivor Merger of Sun Texas
          ----------------------------------------------------------------------
and Sun Pipeline LP. Sun Texas and Sun Pipeline LP have merged under Article
-------------------
5.01 of the Texas Corporation Act and Article 6132a, Section 2.11 of the Texas Limited Partnership Act, and the assets of Sun Texas prior to such merger have been allocated to Sun Texas and Sun Pipeline LP in accordance with the Texas Corporation Act and the Texas Limited Partnership Act in the following manner:

          (a)  All of the assets described on Schedule 2.2(a) (the "Sun Pipeline
                                                                    ------------
LP Assets") are owned by Sun Pipeline LP.
---------

          (b) All of the assets owned by Sun Texas prior to such merger that do not constitute Sun Pipeline LP Assets (the "Sun Texas Assets") continue to be
                                            ----------------
owned by Sun Texas.

     2.3  Merger of Borger into Services. Borger has merged into Services.
          ------------------------------

     2.4  Contribution of Services Common Stock by Sun Delaware to GP LLC. Sun
          ---------------------------------------------------------------
Delaware hereby grants, contributes, transfers, assigns and conveys to GP LLC, its successors and assigns, for its and their own use forever, all right, title and interest in and to .01% of the issued and outstanding common stock of Services equal to [ / th] of one share of such common stock (the "Services
                                                                  --------
Stock"), and GP LLC hereby accepts the Services Stock as an additional
-----
contribution to the capital of GP LLC.

     TO HAVE AND TO HOLD the Services Stock unto GP LLC, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

     2.5  Conversion of Services to Services LP. Services has adopted articles
          -------------------------------------
of conversion and has converted to Services LP, having (a) GP LLC as the general partner owning a 0.01% general partner interest and (b) Sun Delaware as the limited partner owning a 99.99% limited partner interest.

     2.6  Contribution and Conveyance by Services LP to Services Out LLC of the
          ---------------------------------------------------------------------
Services Out LLC Assets. Services LP hereby grants, contributes, transfers,
-----------------------
assigns and conveys to Services Out LLC, its successors and assigns, for its and their own use forever, all right, title and interest of Services LP in and to all of the assets described on Schedule 2.6 (the "Services Out LLC Assets"), and
                                                  -----------------------
Services Out LLC hereby accepts the Services Out LLC Assets, as a contribution to the capital of Services Out LLC, 99.99% on behalf of Services LP and 0.01% on behalf of GP LLC, subject to all matters to be contained in the instruments of conveyance covering the Services Out LLC Assets to evidence such contribution and conveyance.

     TO HAVE AND TO HOLD the Services Out LLC Assets unto Services Out LLC, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, and in such instruments of conveyance forever.

     2.7  Distribution by Services LP to Sun Delaware of Interest in Services
          -------------------------------------------------------------------
Out LLC. Services LP hereby grants, distributes, transfers, assigns and conveys
-------
to Sun Delaware, its successors and assigns, for its and their own use forever, 99.99% of all of Services LP's membership interest in Services Out LLC, being a [ ]% membership interest hereby conveyed (the "Services LP/Sun Delaware Interest
                                               ---------------------------------
in Services Out LLC"), and Sun Delaware hereby accepts the Services LP/Sun
-------------------
Delaware Interest in Services Out LLC.

     TO HAVE AND TO HOLD the Services LP/Sun Delaware Interest in Services Out LLC unto Sun Delaware, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

     2.8  Distribution by Services LP to GP LLC of Interest in Services Out LLC.
          ---------------------------------------------------------------------
Services LP hereby grants, distributes, transfers, assigns and conveys to GP LLC, its successors and assigns, for its own use forever, .01% of all of Services LP's membership interest in Services Out LLC, being a [ ]% membership interest hereby conveyed (the "Services LP/GP LLC Interest in Services Out
                               -------------------------------------------
LLC"), and GP LLC hereby accepts the Services LP/GP LLC Interest in Services Out
---
LLC.

     TO HAVE AND TO HOLD the Services LP/GP LLC Interest in Services Out LLC unto GP LLC, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

     2.9  Distribution by GP LLC to Sun Delaware of Membership Interest in
          ----------------------------------------------------------------
Services Out LLC. GP LLC hereby grants, distributes, transfers, assigns and
----------------
conveys to Sun Delaware, its successors and assigns, for its own use forever,
 .01% of all of GP LLC's membership interest in Services Out LLC, being a [ ]% membership interest hereby conveyed (the "GP LLC Interest in Services Out LLC"),
                                          -----------------------------------
and Sun Delaware hereby accepts the GP LLC Interest in Services Out LLC.

     TO HAVE AND TO HOLD the GP LLC Interest in Services Out LLC unto GP LLC, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

     2.10 Merger of Michigan into Michigan Texas. Michigan has merged into
          --------------------------------------
Michigan Texas.

     2.11 Allocation of Assets pursuant to Multiple Survivor Merger of Michigan
          ---------------------------------------------------------------------
Texas and Michigan In LLC. Michigan Texas and Michigan In LLC have merged under
-------------------------
Article 10.01 of the Texas LLC Act, and the assets of Michigan Texas prior to such merger have been allocated to Michigan Texas and Michigan In LLC in accordance with the Texas LLC Act in the following manner:

          (a)  All of the assets described on Schedule 2.11(a) (the "Michigan In
                                                                     -----------
LLC Assets") are owned by Michigan In LLC.
----------

          (b) All of the assets owned by Michigan Texas prior to such merger that do not constitute part of the Michigan In LLC Assets (the "Michigan Texas
                                                                --------------
Assets") continue to be owned by Michigan Texas.
------

     2.12 Merger of Mid-Con into Mid-Con Texas. Mid-Con has merged into Mid-Con
          ------------------------------------
Texas.

     2.13 Allocation of Assets pursuant to Multiple Survivor Merger of Mid-Con
          --------------------------------------------------------------------
Texas and Mid-Con In LLC. Mid-Con Texas and Mid-Con In LLC have merged under
------------------------
Article 10.01 of the Texas LLC Act, and the assets of Mid-Con Texas prior to such merger have been allocated to Mid-Con Texas and Mid-Con In LLC in accordance with the Texas LLC Act in the following manner:

          (a)  All of the assets described on Schedule 2.13(a) (the "Mid-Con In
                                                                     ----------
LLC Assets") are owned by Mid-Con In LLC.
----------

          (b) All of the assets owned by Mid-Con Texas prior to such merger that do not constitute part of the Mid-Con In LLC Assets (the "Mid-Con Texas
                                                               -------------
Assets") continue to be owned by Mid-Con Texas.
------

     2.14 Merger of Atlantic into Atlantic Out LP. Atlantic has merged into
          ---------------------------------------
Atlantic Out LP.

     2.15 Allocation of Assets pursuant to Multiple Survivor Merger of Atlantic
          ---------------------------------------------------------------------
Out LP and Atlantic In LP. Atlantic Out LP and Atlantic In LP have merged under
-------------------------
Article 6132a, Section 2.11 of the Texas Limited Partnership Act, and the assets of Atlantic Out LP prior to such merger have been allocated to Atlantic Out LP and Atlantic In LP in accordance with the Texas Limited Partnership Act in the following manner:

          (a)  All of the assets described on Schedule 2.15(a) (the "Atlantic In
                                                                     -----------
LP Assets") are owned by Atlantic In LP.
---------

          (b) All of the assets owned by Atlantic Out LP prior to such merger that do not constitute part of the Atlantic In LP Assets (the "Atlantic Out LP
                                                               ---------------
Assets") continue to be owned by Atlantic Out LP.
------

     2.16 Merger of Atlantic Refining into Atlantic R&M Out LP. Atlantic
          ----------------------------------------------------
Refining has merged into Atlantic R&M Out LP.

     2.17 Allocation of Assets pursuant to Multiple Survivor Merger of Atlantic
          ---------------------------------------------------------------------
R&M Out LP and Atlantic R&M In LP. Atlantic R&M Out LP and Atlantic R&M In LP
---------------------------------
have merged under Article 6132a, Section 2.11 of the Texas Limited Partnership Act, and the assets of Atlantic R&M Out LP prior to such merger have been allocated to Atlantic R&M Out LP and Atlantic R&M In LP in accordance with the Texas Limited Partnership Act in the following manner:

          (a)  All of the assets described on Schedule 2.17(a) (the "Atlantic
                                                                     --------
R&M In LP Assets") are owned by Atlantic R&M In LP.
----------------

          (b) All of the assets owned by Atlantic R&M Out LP prior to such merger that do not constitute part of the Atlantic R&M In LP Assets (the
"Atlantic R&M Out LP Assets") continue to be owned by Atlantic R&M Out LP.
 --------------------------

     2.18 Contribution and Conveyance by R&M to R&M In LP of the R&M In LP
          ----------------------------------------------------------------
Assets. R&M hereby grants, contributes, transfers, assigns and conveys to R&M In
------
LP, its successors and assigns, for its and their own use forever, all right, title and interest of R&M in and to all of the assets described on Schedule 2.18 (the "R&M In LP Assets"), 99.99% on behalf of R&M and 0.01% on behalf of R&M In
      ----------------
LLC, and R&M In LP hereby accepts the R&M In LP Assets, as a contribution to the capital of R&M In LP, subject to all matters to be contained in the instruments of conveyance covering the R&M In LP Assets to evidence such contribution and conveyance.

     TO HAVE AND TO HOLD the R&M In LP Assets unto R&M In LP, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement and in such instruments of conveyance, forever.

     2.19 Distribution by the Entities of Certain Receivables and Crude Oil
          -----------------------------------------------------------------
Inventory. The Entities hereby make the following distributions to their
---------
respective owners:

          (a) Sun Pipeline LP hereby makes a distribution to, and hereby assigns and transfers to, Sun Texas and Pipeline GP LLC, in 99.99% and 0.01% undivided interests, respectively, the receivables and crude oil inventory listed on Schedule 2.19(a) (the "Sun Pipeline LP Receivables and Inventory").
                                 -----------------------------------------

          (b) Services LP hereby makes a distribution to, and hereby assigns and transfers to, Sun Delaware and GP LLC, in 99.99% and 0.01% undivided interests, respectively, the receivables and crude oil inventory listed on
Schedule 2.19(b) (the "Services LP Receivables and Inventory").
                       -------------------------------------

          (c) Michigan In LLC hereby makes a distribution to, and hereby assigns and transfers to, Sun Delaware, 100% of the receivables and crude oil inventory listed on Schedule 2.19(c) (the "Michigan In LLC Receivables and
                                           -------------------------------
Inventory").
---------

          (d) Mid-Con In LLC hereby makes a distribution to, and hereby assigns and transfers to, Sun Delaware, 100% of the receivables and crude oil inventory listed on Schedule 2.19(d) (the "Mid-Con In LLC Receivables and Inventory").
                                 ----------------------------------------

          (e) Atlantic In LP hereby makes a distribution to, and hereby assigns and transfers to, Atlantic In LLC and Petroleum, in 0.01% and 99.99% undivided interests, respectively, the receivables and crude oil inventory listed on
Schedule 2.19(e) (the "Atlantic In LP Receivables and Inventory").
                       ----------------------------------------

          (f) Atlantic R&M In LP hereby makes a distribution to, and hereby assigns and transfers to, Atlantic In LLC and Petroleum, in 0.01% and 99.99% undivided interests, respectively, the receivables and crude oil inventory listed on Schedule 2.19(f) (the "Atlantic R&M In LP Receivables and Inventory").
                                 --------------------------------------------

          (g) R&M In LP hereby makes a distribution to, and hereby assigns and transfers to, R&M and R&M In LLC, in 99.99% and 0.01% undivided interests, respectively, the receivables and crude oil inventory listed on Schedule 2.19(g) (the "R&M In LP Receivables and Inventory").
      -----------------------------------

     2.20 Further Distribution of Certain Receivables and Crude Oil Inventory.
          -------------------------------------------------------------------
GP LLC, Atlantic In LLC, Pipe Line GP LLC and R&M In LLC hereby make the following distributions to their respective owners:

          (a) GP LLC hereby makes a distribution to, and hereby assigns and transfers to, Sun Delaware its 0.01% undivided interest in the Services LP Receivables and Inventory.

          (b) Atlantic In LLC hereby makes a distribution to, and hereby assigns and transfers to, Petroleum its 0.01% undivided interest in the Atlantic In LP Receivables and Inventory and Atlantic R&M In LP Receivables and Inventory.

          (c) Pipe Line GP LLC hereby makes a distribution to, and hereby assigns and transfers to, Sun Texas its 0.01% undivided interest in the Sun Pipeline LP Receivables and Inventory.

          (d) R&M In LLC hereby makes a distribution to, and hereby assigns and transfers to, R&M its 0.01% undivided interest in the R&M In LP Receivables and Inventory.

     2.21 Cancellation of Indebtedness. The parties to this Agreement
          ----------------------------
acknowledge that all indebtedness owed by the Entities to the respective affiliates of Sunoco is hereby cancelled including, without limitation, all of the indebtedness listed on Schedule 2.21.

     2.22 Contribution of Interests in GP LLC, Services LP, Michigan In LLC,
          ------------------------------------------------------------------
Explorer Pipeline Company, and Mid-Con In LLC by Sun Delaware to Sunoco GP. Sun
--------------------------------------------------------------------------
Delaware hereby grants, contributes, transfers, assigns and conveys to Sunoco GP, its successors and assigns, all of its right, title and interest in and to
(a) its 100% membership interest in GP LLC , (b) its 99.99% limited partner interest in Services LP, (c) its 9.4% [common/capital] stock interest in Explorer Pipeline Company, and (d) its 100% membership interest in Mid-Con In LLC (herein collectively called the "Sun Delaware Aggregate Interests"), and
                                     --------------------------------
Sunoco GP hereby accepts the Sun Delaware Aggregate Interests as a contribution to the capital of Sunoco GP in exchange for a [ ]% membership interest in Sunoco GP.

     TO HAVE AND TO HOLD the Sun Delaware Aggregate Interests unto Sunoco GP, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

     2.23 Contribution of Interests in Pipeline GP LLC and Sun Pipeline LP by
          -------------------------------------------------------------------
Sun Texas to Sunoco GP. Sun Texas hereby grants, contributes, transfers, assigns
----------------------
and conveys to Sunoco GP, its successors and assigns, all of its right, title and interest in and to (a) its 100% membership interest in Pipe Line GP LLC and
(b) its 99.99% limited partner interest in Sun Pipeline LP (herein collectively called the "Sun Texas Aggregate Interests"), and Sunoco GP hereby accepts the
            -----------------------------
Sun Texas Aggregate Interests as a contribution to the capital of Sunoco GP in exchange for a [ ]% membership interest.

     TO HAVE AND TO HOLD the Sun Texas Aggregate Interests unto Sunoco GP, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

     2.24 Contribution of Interests in R&M In LLC and R&M In LP by R&M to Sunoco
          ----------------------------------------------------------------------
GP. R&M hereby grants, contributes, transfers, assigns and conveys to Sunoco GP,
--
its successors and assigns, all of its right, title and interest in and to (a) its 100% membership interest in R&M In LLC and (b) its 99.99% limited partner interest in R&M In LP (herein collectively called the "R&M Aggregate
                                                       -------------
Interests"), and Sunoco GP hereby accepts the R&M Aggregate Interests as a
---------
contribution to the capital of Sunoco GP in exchange for a [ ]% membership interest.

         TO HAVE AND TO HOLD the R&M Aggregate Interests unto Sunoco GP, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

     2.25 Contribution of Interests in Atlantic In LLC, Atlantic In LP and
          ----------------------------------------------------------------
Atlantic R&M In LP by Petroleum to Sunoco GP. Petroleum hereby grants,
--------------------------------------------
contributes, transfers, assigns and conveys to Sunoco GP, its successors and assigns, all of its right, title and interest in and to (a) its 100% membership interest in Atlantic In LLC, (b) its 99.99% limited partner interest in Atlantic In LP, and (c) its 0.01% general partner interest in Atlantic R&M In LP (herein collectively called the "Petroleum Aggregate Interests"), and Sunoco GP hereby
                         -----------------------------
accepts the Petroleum Aggregate Interests as a contribution to the capital of Sunoco GP in exchange for a [ ]% membership interest.

     TO HAVE AND TO HOLD the Petroleum Aggregate Interests unto Sunoco GP, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

     2.26 Contribution of Limited Liability Company Interests and Limited
          ---------------------------------------------------------------
Partnership Interests by Sunoco GP to the MLP. Sunoco GP hereby grants,
---------------------------------------------
contributes, transfers, assigns and conveys to the MLP, its successors and assigns, all of the limited liability company membership interests and limited partnership interests acquired pursuant to Sections 2.22, 2.23, 2.24 and 2.25 constituting the Delaware Aggregate Interests, Sun Texas Aggregate Interests, R&M Aggregate Interests and the Petroleum Aggregate Interests (herein collectively called the "Sunoco GP Aggregate Interests"), and the MLP hereby
                         -----------------------------
accepts the Sunoco GP Aggregate

Interests as an additional contribution to the capital of the MLP in exchange for (a) a continuation of Sunoco GP's 2% general partner interest and its Incentive Distribution Rights in the MLP, (b) [ ] Common Units representing a
[ %] limited partnership interest in the MLP, (c) [ ] Subordinated Units representing a [49%] limited partnership interest in the MLP, and (d) the Sunoco GP Special LP Interest.

     TO HAVE AND TO HOLD the Sunoco GP Aggregate Interests unto the MLP its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

     2.27 Public Cash Contribution. The parties to this Agreement acknowledge a
          ------------------------
cash contribution of [$ ] from the public to the MLP in connection with the Offering in exchange for [ ] Common Units representing a [ %] limited partner interest in the MLP.

     2.28 MLP Receipt of Cash Contribution. The MLP acknowledges receipt of [$ ]
          --------------------------------
in cash obtained from the Offering pursuant to Section 2.27 as a capital contribution to the MLP, and the parties to this Agreement acknowledge that the MLP has used all of such capital contribution (a) to pay all of the Offering Costs and (b) to make an additional capital contribution to the Entities as described in Section 2.30.

     2.29 Merger of R&M In LLC, Pipe Line GP LLC and Atlantic In LLC into GP
          ------------------------------------------------------------------
LLC. R&M In LLC, Pipe Line GP LLC and Atlantic In LLC have merged into GP LLC.
---

     2.30 MLP Contribution to the Entities. The parties to this Agreement
          --------------------------------
acknowledge the contribution by the MLP to the Entities and the receipt by the Entities of $[ ] in the following respective amounts:

          (a) $[ ] to Sun Pipeline LP on behalf of the MLP as a limited partner and $[ ] on behalf of GP LLC as a general partner;

          (b) $[ ] to Services LP on behalf of the MLP as a limited partner and $[ ] on behalf of GP LLC as a general partner;

          (c)  $[ ] to Michigan In LLC;

          (d)  $[ ] to Mid-Con In LLC;

          (e) $[ ] to Atlantic In LP on behalf of the MLP as a limited partner and $[ ] on behalf of GP LLC as a general partner;

          (f) $[ ] to Atlantic R&M In LP on behalf of the MLP as a limited partner and $[ ] on behalf of GP LLC as a general partner; and

          (g) $[ ] to R&M In LP on behalf of the MLP as a limited partner and $[ ] on behalf of GP LLC as a general partner.

     2.31 Contribution of Interests in the Entities by the MLP to the OLP. The
          ---------------------------------------------------------------
MLP hereby grants, contributes, transfers, assigns and conveys to the OLP, its successors and assigns, all of its right, title and interest in and to the Entities (being all of the following respective interests which are herein collectively called the "MLP Aggregate Interests"):
                         -----------------------

          (a)  a 99.99% limited partner interest in Sun Pipeline LP;

          (b)  a 99.99% limited partner interest in Services LP;

          (c)  a 100% membership interest in Michigan In LLC;

          (d)  a 100% membership interest in Mid-Con In LLC;

          (e)  a 99.99% limited partner interest in Atlantic In LP;

          (f)  a 99.99% limited partner interest in Atlantic R&M In LP; and

          (g)  a 99.99% limited partner interest in R&M In LP.

     The OLP hereby accepts the MLP Aggregate Interests as an additional contribution to the capital of the OLP (99.99% on behalf of the MLP and .01% on behalf of GP LLC) in exchange for the issuance of the MLP Special LP Interest to the MLP.

     TO HAVE AND TO HOLD the MLP Aggregate Interests unto the OLP, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

     2.32 Contribution of Interests in Certain Entities by GP LLC to OLP GP LLC.
          ---------------------------------------------------------------------
GP LLC hereby grants, contributes, transfers, assigns and conveys to OLP GP LLC, its successors and assigns, all of its right, title and interest in and to the following Entities (being all of the following respective interests which are herein collectively called the "GP LLC Aggregate Interests"):
                                --------------------------

          (a)  a .01% general partner interest in Sun Pipeline LP;

          (b)  a .01% general partner interest in Services LP;

          (c)  a .01% general partner interest in Atlantic In LP;

          (d)  a .01% general partner interest in Atlantic R&M In LP; and

          (e)  a .01% general partner interest in R&M In LP.

     OLP GP LLC hereby accepts the GP LLC Aggregate Interests as an additional contribution to the capital of OLP GP LLC.

     TO HAVE AND TO HOLD the GP LLC Aggregate Interests unto OLP GP LLC, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

     2.33 Contribution of Interest in OLP GP LLC by GP LLC to the OLP. GP LLC
          -----------------------------------------------------------
hereby grants, contributes, transfers, assigns and conveys to the OLP, its successors and assigns, all of its membership interest in OLP GP LLC ("GP LLC's
                                                                       --------
Interest in OLP GP LLC"), and the OLP hereby accepts GP LLC's Interest in OLP GP
----------------------
LLC as an additional contribution to the capital of the OLP.

     TO HAVE AND TO HOLD GP LLC's Interest in OLP GP LLC unto the OLP, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

     2.34 Distribution of Proceeds of Indebtedness from the OLP to the MLP. The
          ----------------------------------------------------------------
parties to this Agreement acknowledge that the OLP has borrowed $[ ] million through the sale of its [ ]% senior notes due [ ] on a recourse basis and has distributed all of such sum to the MLP. The MLP hereby acknowledges receipt of $[ ] million from the OLP in redemption of the MLP Special LP Interest.

     2.35 Distribution of Proceeds of Indebtedness from the MLP to Sunoco GP.
          ------------------------------------------------------------------
The parties to this Agreement acknowledge that the MLP has distributed $[ ] million to Sunoco GP. Sunoco GP hereby acknowledges receipt of $[ ] million from the MLP in redemption of the Sunoco GP Special LP Interest.

     2.36 Distributions by Sunoco GP to its Members. The parties to this
          -----------------------------------------
Agreement acknowledge that Sunoco GP has made the following distributions to its respective members:

          (a)  $[ ] to Sun Texas;

          (b)  $[ ] to Sun Delaware;

          (c)  $[ ] to R&M; and

          (d)  $[ ] to Petroleum.

Each of Sun Texas, Sun Delaware, R&M and Petroleum acknowledges receipt of the respective amount set forth in this Section 2.36.

     2.37 Loans from Sunoco GP to Sunoco Affiliates. The parties to this
          -----------------------------------------
Agreement acknowledge that Sunoco GP has made the following loans to the following respective parties:


          (a)  $[ ] to [ ];

          (b)  $[ ] to [ ];

          (c)  $[ ] to [ ]; and

          (d)  $[   ] to [    ].

     2.38 Redemption of Sun Delaware's Interest in the MLP by the MLP. For and
          -----------------------------------------------------------
in consideration of the payment by the MLP of $980, the MLP hereby redeems all of Sun Delaware's limited partner interest in the MLP.

     2.39 Purchase of Additional Common Units. The Underwriters were granted the
          -----------------------------------
Option.

     2.40 Contribution of Stock by Sun Delaware to Sun Texas. Sun Delaware
          --------------------------------------------------
hereby grants, contributes, transfers and conveys to Sun Texas, its successors and assigns, all right, title and interest in and to (a) 7,108 shares of the issued and outstanding common stock of West Texas Gulf Pipe Line Company, being all of Sun Delaware's interest in West Texas Gulf Pipe Line Company, and (b) 777 shares of the issued and outstanding common stock of Inland Corporation, being all of Sun Delaware's interest in Inland Corporation (herein collectively called the "Sun Delaware Stock"), and Sun Texas hereby accepts the Sun Delaware Stock
     ------------------
as a contribution to the capital of Sun Texas.

     TO HAVE AND TO HOLD the Sun Delaware Stock unto Sun Texas, its successors and assigns, together with all and singular the rights and appurtenances thereto in anywise belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

     2.41 Merger of Services LP, Atlantic In LP, Michigan In LLC, and Mid-Con In
          ----------------------------------------------------------------------
LLC into Sun Pipeline LP. Services LP, Atlantic In LP, Michigan In LLC, and
------------------------
Mid-Con In LLC have merged into Sun Pipeline LP.

     2.42 Merger of Atlantic R&M In LP into R&M In LP. Atlantic R&M In LP has
          -------------------------------------------
merged into R&M In LP.

     2.43 Allocation of Assets pursuant to Multiple Survivor Merger of Sun
          ----------------------------------------------------------------
Pipeline LP and R&M In LP. Sun Pipeline LP and R&M In LP merged under Article
-------------------------
6132a, Section 2.11 of the Texas Limited Partnership Act, and the assets of Sun Pipeline LP prior to such merger are allocated to Sun Pipeline LP and R&M In LP in accordance with the Texas Limited Partnership Act in the following manner:

          (a)  All of the assets described on Schedule 2.43 (the "R&M In LP
                                                                  ---------
Additional Assets") are owned by R&M In LP.
-----------------
          (b) All of the assets owned by Sun Pipeline LP prior to such merger that do not constitute part of the R&M In LP Assets (the "Sun Pipeline LP
                                                          ---------------
Additional Assets") continue to be owned by Sun Pipeline LP.
-----------------

     2.44 Specific Conveyances. To further evidence the asset contributions set
          --------------------
forth in Sections 2.6, 2.18 and 2.20 above, each party making such contribution may have executed and delivered to the party receiving such contribution certain conveyance, assignment and bill of sale instruments (the "Specific
                                                          --------
Conveyances"). The Specific Conveyances shall evidence and perfect such sale and
-----------
contribution made by this Agreement and shall not constitute a second conveyance of any assets or interests therein and shall be subject to the terms of this Agreement.

                                  ARTICLE III
                        Assumption of Certain Liabilities

     3.1  Assumption of Sun Pipeline LP Liabilities and Sun Texas Liabilities.
          -------------------------------------------------------------------
In connection with the merger of Sun Texas and Sun Pipeline LP and the allocation of assets as set forth in Section 2.2 above, the following shall be applicable:

          (a) Sun Pipeline LP hereby assumes and agrees to duly and timely pay, perform and discharge all of the Sun Pipeline LP Liabilities, to the full extent that Sun Texas has been heretofore or would have been in the future obligated to pay, perform and discharge the Sun Pipeline LP Liabilities were it not for such merger and the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Sun Pipeline LP Liabilities shall not (i) increase the obligation of Sun Pipeline LP with respect to the Sun Pipeline LP Liabilities beyond that of Sun Texas, (ii) waive any valid defense that was available to Sun Texas with respect to the Sun Pipeline LP Liabilities or (iii) enlarge any rights or remedies of any third party under any of the Sun Pipeline LP Liabilities.

          (b) Sun Texas hereby assumes and agrees to duly and timely pay, perform and discharge all of the Sun Texas Liabilities, to the full extent that Sun Texas has been heretofore or would have been in the future obligated to pay, perform and discharge the Sun Texas Liabilities were it not for such merger and the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Sun Texas Liabilities shall not (i) increase the obligation of Sun Texas with respect to the Sun Texas Liabilities beyond that of Sun Texas before such merger, (ii) waive any valid defense that was available to Sun Texas before such merger with respect to the Sun Texas Liabilities or (iii) enlarge any rights or remedies of any third party under any of the Sun Texas Liabilities.

     3.2  Assumption of Services Out LLC Liabilities by Services Out LLC. In
          --------------------------------------------------------------
connection with the contribution by Services LP of the Services Out LLC Assets to Services Out LLC, as set forth in Section 2.6 above, Services Out LLC hereby assumes and agrees (99.99% on behalf of Services LP and 0.01% on behalf of GP
LLC) to duly and timely pay, perform and discharge all of the Services Out LLC Liabilities, to the full extent that Services LP has been heretofore or would have been in the future obligated to pay, perform and discharge the Services Out LLC Liabilities were it not for such contribution and the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Services Out LLC Liabilities shall not
(i) increase the obligation of Services Out LLC with respect to the Services Out LLC Liabilities beyond that of Services LP, (ii) waive any valid defense that was available to Services LP with respect to the Services Out LLC Liabilities or
(iii) enlarge any rights or remedies of any third party under any of the Services Out LLC Liabilities.

     3.3  Assumption of Services LP/Sun Delaware Interest in Services Out LLC
          -------------------------------------------------------------------
Liabilities by Sun Delaware. In connection with the distribution by Services LP
---------------------------
of the Services LP/Sun Delaware Interest in Services Out LLC to Sun Delaware, as set forth in Section 2.7 above, Sun Delaware, according to the membership percentage interest in Services Out LLC hereby assumes and agrees to duly and timely pay, perform and discharge all of the Services LP/Sun Delaware

Interest in Services Out LLC Liabilities, to the full extent that Services LP has been heretofore or would have been in the future obligated to pay, perform and discharge such obligations and liabilities, were it not for the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Services LP/Sun Delaware Interest in Services Out LLC Liabilities shall not (i) increase the obligation of Sun Delaware with respect to the Services LP/Sun Delaware Interest in Services Out LLC Liabilities beyond that of Services LP, (ii) waive any valid defense that was available to Services LP with respect to the Services LP/Sun Delaware Interest In Services Out LLC Liabilities or (iii) enlarge any rights or remedies of any third party under any of the Services LP/Sun Delaware Interest In Services Out LLC Liabilities.

     3.4  Assumption of Services LP/GP LLC Interest in Services Out LLC
          -------------------------------------------------------------
Liabilities by GP LLC. In connection with the distribution by Services LP of the
---------------------
Services LP/GP LLC Interest in Services Out LLC to GP LLC, as set forth in
Section 2.8 above, GP LLC, according to the membership percentage interest in Services Out LLC hereby assumes and agrees to duly and timely pay, perform and discharge all of the Services LP/GP LLC Interest in Services Out LLC Liabilities, to the full extent that Services LP has been heretofore or would have been in the future obligated to pay, perform and discharge such obligations and liabilities, were it not for the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Services LP/GP LLC Interest in Services Out LLC Liabilities shall not (i) increase the obligation of GP LLC with respect to the Services LP/GP LLC Interest in Services Out LLC Liabilities beyond that of Services LP, (ii) waive any valid defense that was available to Services LP with respect to the Services LP/GP LLC Interest in Services Out LLC Liabilities or
(iii) enlarge any rights or remedies of any third party under any of the Services LP/GP LLC Interest in Services Out LLC Liabilities.

     3.5  Assumption of GP LLC Interest in Services Out LLC Liabilities by Sun
          --------------------------------------------------------------------
Delaware. In connection with the distribution by GP LLC of the GP LLC Interest
--------
in Services Out LLC to Sun Delaware, as set forth in Section 2.9 above, Sun Delaware, according to the membership percentage interest in Services Out LLC hereby assumes and agrees to duly and timely pay, perform and discharge all of the GP LLC Interest in Services Out LLC Liabilities, to the full extent that GP LLC has been heretofore or would have been in the future obligated to pay, perform and discharge such obligations and liabilities, were it not for the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the GP LLC Interest in Services Out LLC Liabilities shall not (i) increase the obligation of Sun Delaware with respect to the GP LLC Interest in Services Out LLC Liabilities beyond that of GP LLC to the extent of such interest contributed by GP LLC, (ii) waive any valid defense that was available to GP LLC with respect to the GP LLC Interest in Services Out LLC Liabilities or (iii) enlarge any rights or remedies of any third party under any of the GP LLC Interest in Services Out LLC Liabilities.

     3.6  Assumption of Michigan In LLC Liabilities and Michigan Texas
          ------------------------------------------------------------
Liabilities. In connection with the merger of Michigan Texas and Michigan In LLC
-----------
and the allocation of assets as set forth in Section 2.11 above, the following shall be applicable:

          (a) Michigan In LLC hereby assumes and agrees to duly and timely pay, perform and discharge all of the Michigan In LLC Liabilities, to the full extent that Michigan

Texas has been heretofore or would have been in the future obligated to pay, perform and discharge the Michigan In LLC Liabilities were it not for such merger and the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Michigan In LLC Liabilities shall not (i) increase the obligation of Michigan In LLC with respect to the Michigan In LLC Liabilities beyond that of Michigan Texas, (ii) waive any valid defense that was available to Michigan Texas with respect to the Michigan In LLC Liabilities or (iii) enlarge any rights or remedies of any third party under any of the Michigan In LLC Liabilities.

          (b) Michigan Texas hereby assumes and agrees to duly and timely pay, perform and discharge all of the Michigan Texas Liabilities, to the full extent that Michigan Texas has been heretofore or would have been in the future obligated to pay, perform and discharge the Michigan Texas Liabilities were it not for such merger and the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Michigan Texas Liabilities shall not (i) increase the obligation of Michigan Texas with respect to the Michigan Texas Liabilities beyond that of Michigan Texas before such merger, (ii) waive any valid defense that was available to Michigan Texas with respect to the Michigan Texas Liabilities before such merger or (iii) enlarge any rights or remedies of any third party under any of the Michigan Texas Liabilities.

     3.7  Assumption of Mid-Con In Liabilities and Mid-Con Texas Liabilities. In
          ------------------------------------------------------------------
connection with the merger of Mid-Con Texas and Mid-Con In LLC and the allocation of assets as set forth in Section 2.13 above, the following shall be applicable:

          (a) Mid-Con In LLC hereby assumes and agrees to duly and timely pay, perform and discharge all of the Mid-Con In LLC Liabilities, to the full extent that Mid-Con Texas has been heretofore or would have been in the future obligated to pay, perform and discharge the Mid-Con In LLC Liabilities were it not for such merger and the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Mid-Con In LLC Liabilities shall not (i) increase the obligation of Mid-Con In LLC with respect to the Mid-Con In LLC Liabilities beyond that of Mid-Con Texas, (ii) waive any valid defense that was available to Mid-Con Texas with respect to the Mid-Con In LLC Liabilities or (iii) enlarge any rights or remedies of any third party under any of the Mid-Con In LLC Liabilities.

          (b) Mid-Con Texas hereby assumes and agrees to duly and timely pay, perform and discharge all of the Mid-Con Texas Liabilities, to the full extent that Mid-Con Texas has been heretofore or would have been in the future obligated to pay, perform and discharge the Mid-Con Texas Liabilities were it not for such merger and the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Mid-Con Texas Liabilities shall not (i) increase the obligation of Mid-Con Texas with respect to the Mid-Con Texas Liabilities beyond that of Mid-Con Texas before such merger, (ii) waive any valid defense that was available to Mid-Con Texas with respect to the Mid-Con Texas Liabilities before such merger or (iii) enlarge any rights or remedies of any third party under any of the Mid-Con Texas Liabilities.

     3.8  Assumption of Atlantic In LP Liabilities and Atlantic Out LP
          ------------------------------------------------------------
Liabilities. In connection with the merger of Atlantic Out LP and Atlantic In LP
-----------
and the allocation of assets as set forth in Section 2.15 above, the following shall be applicable:

          (a) Atlantic In LP hereby assumes and agrees to duly and timely pay, perform and discharge all of the Atlantic In LP Liabilities, to the full extent that Atlantic Out LP has been heretofore or would have been in the future obligated to pay, perform and discharge the Atlantic In LP Liabilities were it not for such merger and the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Atlantic In LP Liabilities shall not (i) increase the obligation of Atlantic In LP with respect to the Atlantic In LP Liabilities beyond that of Atlantic Out LP, (ii) waive any valid defense that was available to Atlantic Out LP with respect to the Atlantic In LP Liabilities or (iii) enlarge any rights or remedies of any third party under any of the Atlantic In LP Liabilities.

          (b) Atlantic Out LP hereby assumes and agrees to duly and timely pay, perform and discharge all of the Atlantic Out LP Liabilities, to the full extent that Atlantic Out LP has been heretofore or would have been in the future obligated to pay, perform and discharge the Atlantic Out LP Liabilities were it not for such merger and the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Atlantic Out LP Liabilities shall not (i) increase the obligation of Atlantic Out LP with respect to the Atlantic Out LP Liabilities beyond that of Atlantic Out LP before such merger, (ii) waive any valid defense that was available to Atlantic Out LP with respect to the Atlantic Out LP Liabilities before such merger or (iii) enlarge any rights or remedies of any third party under any of the Atlantic Out LP Liabilities.

     3.9  Assumption of Atlantic R&M In LP Liabilities and Atlantic R&M Out LP
          --------------------------------------------------------------------
Liabilities. In connection with the merger of Atlantic R&M Out LP and Atlantic
----------
R&M In LP and the allocation of assets as set forth in Section 2.17 above, the following shall be applicable:

          (a) Atlantic R&M In LP hereby assumes and agrees to duly and timely pay, perform and discharge all of the Atlantic R&M In LP Liabilities, to the full extent that Atlantic R&M Out LP has been heretofore or would have been in the future obligated to pay, perform and discharge the Atlantic R&M In LP Liabilities were it not for such merger and the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Atlantic R&M In LP Liabilities shall not
(i) increase the obligation of Atlantic R&M In LP with respect to the Atlantic R&M In LP Liabilities beyond that of Atlantic R&M Out LP, (ii) waive any valid defense that was available to Atlantic R&M Out LP with respect to the Atlantic R&M In LP Liabilities or (iii) enlarge any rights or remedies of any third party under any of the Atlantic R&M In LP Liabilities.

          (b) Atlantic R&M Out LP hereby assumes and agrees to duly and timely pay, perform and discharge all of the Atlantic R&M Out LP Liabilities, to the full extent that Atlantic R&M Out LP has been heretofore or would have been in the future obligated to pay, perform and discharge the Atlantic R&M Out LP Liabilities were it not for such merger and the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Atlantic R&M Out LP Liabilities shall not
(i) increase the obligation of Atlantic R&M Out LP with respect to the Atlantic R&M Out LP Liabilities beyond that of Atlantic R&M Out LP before such merger, (ii) waive any valid defense that was available to Atlantic R&M Out LP with respect to the Atlantic R&M Out LP Liabilities before such merger or (iii) enlarge any rights or remedies of any third party under any of the Atlantic R&M Out LP Liabilities.

     3.10 Assumption of R&M In LP Liabilities by R&M In LP. In connection with
          ------------------------------------------------
the contribution by R&M of the R&M In LP Assets to R&M In LP, as set forth in
Section 2.18 above, R&M In LP hereby assumes and agrees to duly and timely pay, perform and discharge all of the R&M In LP Liabilities, to the full extent that R&M has been heretofore or would have been in the future obligated to pay, perform and discharge the R&M In LP Liabilities were it not for such contribution and the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the R&M In LP Liabilities shall not (i) increase the obligation of R&M In LP with respect to the R&M In LP Liabilities beyond that of R&M, (ii) waive any valid defense that was available to R&M with respect to the R&M In LP Liabilities or (iii) enlarge any rights or remedies of any third party under any of the R&M In LP Liabilities.

     3.11 Assumption of Liabilities and Obligations of Sun Delaware by Sunoco
          -------------------------------------------------------------------
GP. In connection with the contributions by Sun Delaware of the Sun Delaware
--
Aggregate Interests to Sunoco GP, as set forth in Section 2.22 above, Sunoco GP hereby assumes and agrees to duly and timely pay, perform and discharge all of the Sun Delaware Liabilities, to the full extent that Sun Delaware has been heretofore or would have been in the future obligated to pay, perform and discharge the Sun Delaware Liabilities were it not for the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Sun Delaware Liabilities shall not (i) increase the obligation of Sunoco GP with respect to the Sun Delaware Liabilities beyond that of Sun Delaware, (ii) waive any valid defense that was available to Sun Delaware with respect to the Sun Delaware Liabilities or (iii) enlarge any rights or remedies of any third party under any of the Sun Delaware Liabilities.

     3.12 Assumption of Sun Texas Aggregate Liabilities by Sunoco GP. In
          ----------------------------------------------------------
connection with the contributions by Sun Texas of the Sun Texas Aggregate Interests to Sunoco GP, as set forth in Section 2.23 above, Sunoco GP hereby assumes and agrees to duly and timely pay, perform and discharge all of the Sun Texas Aggregate Liabilities, to the full extent that Sun Texas has been heretofore or would have been in the future obligated to pay, perform and discharge the Sun Texas Aggregate Liabilities were it not for the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Sun Texas Aggregate Liabilities shall not (i) increase the obligation of Sunoco GP with respect to the Sun Texas Aggregate Liabilities beyond that of Sun Texas, (ii) waive any valid defense that was available to Sun Texas with respect to the Sun Texas Aggregate Liabilities or (iii) enlarge any rights or remedies of any third party under any of the Sun Texas Aggregate Liabilities.

     3.13 Assumption of R&M Aggregate Interests Liabilities by Sunoco GP. In
          --------------------------------------------------------------
connection with the contributions by R&M of the R&M Aggregate Interests to Sunoco GP, as set forth in Section 2.24 above, Sunoco GP hereby assumes and agrees to duly and timely pay, perform and discharge all of the R&M Aggregate Interests Liabilities, to the full extent that

R&M has been heretofore or would have been in the future obligated to pay, perform and discharge the R&M Aggregate Interests Liabilities were it not for the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the R&M Aggregate Interests Liabilities shall not (i) increase the obligation of Sunoco GP with respect to the R&M Aggregate Interests Liabilities beyond that of R&M,
(ii) waive any valid defense that was available to R&M with respect to the R&M Aggregate Interests Liabilities or (iii) enlarge any rights or remedies of any third party under any of the R&M Aggregate Interests Liabilities.

     3.14 Assumption of Petroleum Aggregate Interests Liabilities by Sunoco GP.
          --------------------------------------------------------------------
In connection with the contributions by Petroleum of the Petroleum Aggregate Interests to Sunoco GP, as set forth in Section 2.25 above, Sunoco GP hereby assumes and agrees to duly and timely pay, perform and discharge all of the Petroleum Aggregate Interests Liabilities, to the full extent that Petroleum has been heretofore or would have been in the future obligated to pay, perform and discharge the Petroleum Aggregate Interests Liabilities were it not for the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Petroleum Aggregate Interests Liabilities shall not (i) increase the obligation of Sunoco GP with respect to the Petroleum Aggregate Interests Liabilities beyond that of Petroleum, (ii) waive any valid defense that was available to Petroleum with respect to the Petroleum Aggregate Interests Liabilities or (iii) enlarge any rights or remedies of any third party under any of the Petroleum Aggregate Interests Liabilities.

     3.15 Assumption of Sunoco GP Aggregate Liabilities by the MLP. In
          --------------------------------------------------------
connection with the contributions by Sunoco GP to the MLP of the Sunoco GP Aggregate Interests as set forth in Section 2.26 above, the MLP hereby assumes and agrees to duly and timely pay, perform and discharge all of the Sunoco GP Aggregate Liabilities, to the full extent that Sunoco GP has been heretofore or would have been in the future obligated to pay, perform and discharge such obligations and liabilities were it not for the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Sunoco GP Aggregate Liabilities shall not
(i) increase the obligation of the MLP with respect to the Sunoco GP Aggregate Liabilities beyond that of Sunoco GP, (ii) waive any valid defense that was available to Sunoco GP with respect to the Sunoco GP Aggregate Liabilities or
(iii) enlarge any rights or remedies of any third party under any of the Sunoco GP Aggregate Liabilities.

     3.16 Assumption of MLP Aggregate Liabilities by the OLP. In connection with
          --------------------------------------------------
the contribution by the MLP to the OLP of the MLP Aggregate Interests as set forth in Section 2.31 above, the OLP hereby assumes and agrees to duly and timely pay, perform and discharge all of the MLP Aggregate Liabilities, to the full extent that the MLP has been heretofore or would have been in the future obligated to pay, perform and discharge the MLP Aggregate Liabilities were it not for the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the MLP Aggregate Liabilities and to be bound by all such agreements shall not (i) increase the obligation of the OLP with respect to the MLP Aggregate Liabilities beyond that of the MLP, (ii) waive any valid defense that was available to the MLP with respect to the MLP Aggregate Liabilities or (iii) enlarge any rights or remedies of any third party under any of the MLP Aggregate Liabilities.

     3.17 Assumption of GP LLC Aggregate Liabilities by OLP GP LLC. In
          --------------------------------------------------------
connection with the contribution by GP LLC to OLP GP LLC of the GP LLC Aggregate Interests as set forth in Section 2.32 above, OLP GP LLC hereby assumes and agrees to duly and timely pay, perform and discharge all of the GP LLC Aggregate Liabilities, to the full extent that GP LLC has been heretofore or would have been in the future obligated to pay, perform and discharge the GP LLC Aggregate Liabilities were it not for the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the GP LLC Aggregate Liabilities and to be bound by all such agreements shall not (i) increase the obligation of OLP GP LLC with respect to the GP LLC Aggregate Liabilities beyond that of GP LLC, (ii) waive any valid defense that was available to GP LLC with respect to the GP LLC Aggregate Liabilities or (iii) enlarge any rights or remedies of any third party under any of the GP LLC Aggregate Liabilities.

     3.18 Assumption of GP LLC's Interest in OLP GP LLC Liabilities by the OLP.
          --------------------------------------------------------------------
In connection with the contribution by GP LLC to the OLP of GP LLC's Interest in OLP GP LLC as set forth in Section 2.33 above, the OLP hereby assumes and agrees to duly and timely pay, perform and discharge all of GP LLC's Interests in OLP GP LLC Liabilities, to the full extent that GP LLC has been heretofore or would have been in the future obligated to pay, perform and discharge GP LLC's Interests in OLP GP LLC Liabilities were it not for the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge GP LLC's Interests in OLP GP LLC Liabilities shall not (i) increase the obligation of the OLP with respect to GP LLC's Interests in OLP GP LLC Liabilities beyond that of GP LLC, (ii) waive any valid defense that was available to GP LLC with respect to the OLP GP LLC Liabilities or (iii) enlarge any rights or remedies of any third party under any of the OLP GP LLC Liabilities.

     3.19 Assumption of Sun Delaware Stock Liabilities by Sun Texas. In
          ---------------------------------------------------------
connection with the conveyance by Sun Delaware to Sun Texas of the Sun Delaware Stock as set forth in Section 2.40 above, Sun Texas hereby assumes and agrees to duly and timely pay, perform and discharge all of the Sun Delaware Stock Liabilities, to the full extent that Sun Delaware has been heretofore or would have been in the future obligated to pay, perform and discharge the Sun Delaware Stock Liabilities were it not for the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Sun Delaware Stock Liabilities shall not (i) increase the obligation of Sun Texas with respect to the Sun Delaware Stock Liabilities beyond that of Sun Delaware, (ii) waive any valid defense that was available to Sun Delaware with respect to the Sun Delaware Stock Liabilities or (iii) enlarge any rights or remedies of any third party under any of the Sun Delaware Stock Liabilities.

     3.20 Assumption of R&M In LP Additional Liabilities and Sun Pipeline LP
          ------------------------------------------------------------------
Additional Liabilities. In connection with the merger of Sun Pipeline LP and R&M
----------------------
In LP and the allocation of assets as set forth in Section 2.43 above, the following shall be applicable:

          (a) R&M In LP hereby assumes and agrees to duly and timely pay, perform and discharge all of the R&M In LP Additional Liabilities, to the full extent that Sun Pipeline LP has been heretofore or would have been in the future obligated to pay, perform and discharge the R&M In LP Additional Liabilities were it not for such merger and the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the R&M In LP Additional Liabilities shall not (i) increase the obligation of R&M In LP with respect to the R&M In LP Additional Liabilities beyond that of Sun Pipeline LP, (ii) waive any valid defense that was available to Sun Pipeline LP with respect to the R&M In LP Additional Liabilities or (iii) enlarge any rights or remedies of any third party under any of the R&M In LP Additional Liabilities.

          (b) Sun Pipeline LP hereby assumes and agrees to duly and timely pay, perform and discharge all of the Sun Pipeline LP Additional Liabilities, to the full extent that Sun Pipeline LP has been heretofore or would have been in the future obligated to pay, perform and discharge the Sun Pipeline LP Additional Liabilities were it not for such merger and the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Sun Pipeline LP Additional Liabilities shall not (i) increase the obligation of Sun Pipeline LP with respect to the Sun Pipeline LP Additional Liabilities beyond that of Sun Pipeline LP before such merger, (ii) waive any valid defense that was available to Sun Pipeline LP with respect to the Sun Pipeline LP Additional Liabilities or (iii) enlarge any rights or remedies of any third party under any of the Sun Pipeline LP Additional Liabilities.

                                   ARTICLE IV
                                 Indemnification

     4.1  Indemnification Relating to Excessive Tariff Rate.
          -------------------------------------------------

          (a) Notwithstanding anything to the contrary contained in this Agreement, Sunoco GP shall indemnify, defend and hold harmless the MLP, its partners and their respective members, directors, officers, employees and their respective successors and assigns from and against any and all claims, demands, costs, liabilities and expenses (including court costs and reasonable attorneys' fees), arising from or relating to a decision by the FERC that any tariff rate published by [Sunoco or any of its affiliates] prior to the Effective Time exceeded the tariff rate that was justified by the cost to the MLP or its subsidiaries of the applicable service. In the event that Sunoco GP is required to make any payments under this Section [4.1], such payment shall be made to the [MLP] within [ days] after Sunoco GP has been notified by the MLP of such determination by FERC.

          (b) The obligation of Sunoco GP to make the payments required to be made under the terms of Section [4.1(a)] is guaranteed by Sunoco.

                                   ARTICLE V
                                  Title Matters

     5.1  Encumbrances. Except to the extent provided in any other document
          ------------
executed in connection with this Agreement or the Offering including, without limitation, the Omnibus Agreement, the contribution and conveyance of the Services Out LLC Assets and the R&M In LP Assets made to Services Out LLC and R&M In LP, respectively, under this Agreement are made expressly subject to all recorded and unrecorded liens, encumbrances, agreements, defects, restrictions, adverse claim and all laws, rules, regulations, ordinances, judgments and orders of governmental authorities or tribunals having or asserting jurisdiction over the Services Out LLC Assets and the R&M In LP Assets and operations conducted thereon or therewith, in each case to the extent the same are valid and enforceable and affect the Services Out LLC Assets and the R&M In LP Assets, including, without limitation, (a) all matters that a current on the ground survey or visual inspection of the Services Out LLC Assets and the R&M In LP Assets would reflect, (b) the Services Out LLC Liabilities and the R&M In LP Liabilities, respectively, and (c) all matters contained in the Specific Conveyances.

     5.2  Disclaimer of Warranties; Subrogation; Waiver of Bulk Sales Laws.
          ----------------------------------------------------------------

          (A) EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED IN CONNECTION WITH THIS AGREEMENT OR THE OFFERING INCLUDING THE OMNIBUS AGREEMENT, SERVICES OUT LLC AND R&M IN LP ACKNOWLEDGE AND AGREE THAT SERVICES LP AND R&M HAVE NOT MADE, DO NOT MAKE, AND SPECIFICALLY NEGATE AND DISCLAIM, ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS, IMPLIED OR STATUTORY, ORAL OR WRITTEN, PAST OR PRESENT (ALL OF WHICH ARE EXPRESSLY DISCLAIMED BY SERVICES OUT LLC AND R&M In LP), REGARDING (A) THE TITLE, VALUE, NATURE, QUALITY OR CONDITION OF THE SERVICES OUT LLC ASSETS AND THE R&M IN LP ASSETS INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL, GEOLOGY OR ENVIRONMENTAL CONDITION OF THE SERVICES Out LLC ASSETS AND THE R&M In LP ASSETS GENERALLY, INCLUDING THE PRESENCE OR LACK OF HAZARDOUS SUBSTANCES OR OTHER MATTERS ON THE SERVICES OUT LLC ASSETS OR the R&M In LP ASSETS, (B) THE INCOME TO BE DERIVED FROM THE SERVICES OUT LLC ASSETS OR THE R&M In LP ASSETS, (C) THE SUITABILITY OF THE SERVICES OUT LLC ASSETS OR the R&M In LP ASSETS FOR ANY AND ALL ACTIVITIES AND USES WHICH MAY BE CONDUCTED THEREON, (D) THE COMPLIANCE OF OR BY THE SERVICES OUT LLC ASSETS OR the R&M In LP ASSETS OR THEIR OPERATION WITH ANY LAWS (INCLUDING WITHOUT LIMITATION ANY ZONING, ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS), OR (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE SERVICES OUT LLC ASSETS OR THE R&M IN LP ASSETS. SERVICES OUT LLC AND R&M IN LP ACKNOWLEDGE AND AGREE THAT EACH HAS HAD THE OPPORTUNITY TO INSPECT THE SERVICES OUT LLC ASSETS AND THE R&M In LP ASSETS, RESPECTIVELY, AND EACH IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE SERVICES OUT LLC ASSETS OR THE R&M In LP ASSETS, AS THE CASE MAY BE, AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY SERVICES LP OR R&M. NEITHER SERVICES LP NOR R&M IS LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE SERVICES OUT LLC ASSETS OR THE R&M In LP ASSETS FURNISHED BY ANY AGENT, EMPLOYEE, SERVANT OR THIRD PARTY. SERVICES OUT LLC AND R&M IN LP EACH ACKNOWLEDGE THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE CONTRIBUTION OF THE SERVICES OUT LLC ASSETS AND THE R&M In LP ASSETS

AS PROVIDED FOR HEREIN IS MADE IN AN "AS IS", "WHERE IS" CONDITION WITH ALL FAULTS, AND THE SERVICES OUT LLC ASSETS AND THE R&M IN LP ASSETS ARE CONTRIBUTED AND CONVEYED BY SERVICES LP AND R&M, RESPECTIVELY, AND ACCEPTED BY SERVICES OUT LLC AND R&M IN LP SUBJECT TO ALL OF THE MATTERS CONTAINED IN THIS SECTION. THIS PARAGRAPH SHALL SURVIVE SUCH CONTRIBUTION AND CONVEYANCE OR THE TERMINATION OF THIS AGREEMENT. THE PROVISIONS OF THIS SECTION HAVE BEEN NEGOTIATED BY THE PARTIES MENTIONED IN THIS SECTION AFTER DUE CONSIDERATION AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION OF ANY REPRESENTATIONS OR WARRANTIES OF SERVICES LP AND R&M, WHETHER EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT TO THE SERVICES Out LLC ASSETS AND THE R&M IN LP ASSETS, RESPECTIVELY, THAT MAY ARISE PURSUANT TO ANY LAW NOW OR HEREAFTER IN EFFECT, OR OTHERWISE, EXCEPT AS SET FORTH IN THIS AGREEMENT OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION WITH THIS AGREEMENT OR THE OFFERING, INCLUDING THE OMNIBUS AGREEMENT.

          (b) The contribution of the Services Out LLC Assets and the R&M In LP Assets made under this Agreement is made with full rights of substitution and subrogation of Services LP and R&M, respectively, and all persons claiming by, through and under Services LP and R&M, to the extent assignable, in and to all covenants and warranties by the predecessors-in-title of Services LP and R&M, and with full subrogation of all rights accruing under applicable statutes of limitation and all rights of action of warranty against all former owners of the Services Out LLC Assets and the R&M In LP Assets.

          (c) Services Out LLC and R&M In LP agree that the disclaimers contained in this Section 5.2 are "conspicuous" disclaimers. Any covenants implied by statute or law by the use of the words "grant," "convey," "bargain," "sell," "assign," "transfer," "deliver," or "set over" or any of them or any other words used in this Agreement or any exhibits hereto are hereby expressly disclaimed, waived or negated.

     Each of the parties hereto hereby waives compliance with any applicable bulk sales law or any similar law in any applicable jurisdiction in respect of the transactions contemplated by this Agreement.

     5.3  Reservation of Right of Use and Access. (a) Various real property
          --------------------------------------
assets have been conveyed by operation of law or otherwise as reflected in this Agreement (collectively, the "Real Property"). In connection therewith (i)
                              -------------
certain fixtures, equipment and other personal property which are listed on the applicable schedules to this Agreement, and (ii) any other fixtures, equipment and other personal property located on the Real Property which are necessary for the operation of the property listed in clause (i) of this sentence (the property described in clauses (i) and (ii) of this sentence being called the "Conveyed Assets") have been conveyed and transferred by operation of law or
 ---------------
otherwise to the applicable entity, as set forth in this Agreement Each of the parties owning any portion of the Real Property immediately prior to the applicable transfer (by operation of law or otherwise) under this Agreement intended to and has pursuant to this Agreement reserved unto itself and its successors and assigns, respectively, any fixtures, equipment, and other personal property owned by such parties immediately prior to the

Effective Time and located on the Real Property, except for the Conveyed Assets (the "Reserved Assets").
               ------

          (b) All parties to this Agreement acknowledge and agree that the applicable owners of the Reserved Assets will require reasonable access to the Reserved Assets in connection with the operation, maintenance, repair, removal and replacement of the Reserved Assets, and in order to facilitate such access, each of the applicable owners of the Reserved Assets intended to reserve and has, by the execution of this Agreement, reserved unto itself, for itself and its respective successors and assigns, the right to reasonable access to the Reserved Assets over, across and under the Real Property for the operation, maintenance, repair, removal and replacement of the Reserved Assets provided that such access does not unreasonably interfere with the use of the Conveyed Assets by the applicable owner thereof.

          (c) The parties to this Agreement further acknowledge and agree that in order to give proper notice to third parties or to comply with applicable law, it may be necessary to record certain documents in order to evidence the rights of the applicable owners of the Reserved Assets, and the parties to this Agreement agree to execute and cause to be recorded all such documents as may be required.

                                   ARTICLE VI
                               Further Assurances

     6.1  Further Assurances. From time to time after the date hereof, and
          ------------------
without any further consideration, Services LP and R&M shall execute, acknowledge and deliver all such additional deeds, assignments, bills of sale, conveyances, instruments, notices, releases, acquittances and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate (i) more fully to assure Services Out LLC and R&M In LP, respectively, their successors and assigns, ownership of all of the properties, rights, titles, interests, estates, remedies, powers and privileges by this Agreement granted to Services Out LLC and R&M In LP with respect to the Services Out LLC Assets and the R&M In LP Assets, respectively, or which are intended to be so granted (ii) more fully and effectively to vest in Services Out LLC and R&M In LP and their respective successors and assigns beneficial and record title to the interests hereby contributed and assigned to Services Out LLC and R&M In LP or intended so to be and to more fully and effectively carry out the purposes and intent of this Agreement.

     6.2  Other Assurances. From time to time after the date hereof, and without
          ----------------
any further consideration, each of the parties to this Agreement shall execute, acknowledge and deliver all such additional instruments, notices and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate to more fully and effectively carry out the purposes and intent of this Agreement. Without limiting the generality of the foregoing, the parties to this Agreement acknowledge that the parties have used their good faith efforts to attempt to identify all of the assets being contributed to the MLP or its subsidiaries as required in connection with the Offering. However, due to the age of some of those assets and the difficulties in locating appropriate data with respect to some of the assets it is possible that assets intended to be contributed to the MLP or its subsidiaries were not identified and therefore are not included in the assets contributed to the MLP or its subsidiaries.

It is the express intent of the parties to this Agreement that the MLP or its subsidiaries own all assets necessary to operate the assets that are identified in this Agreement and in the Registration Statement. To the extent any assets were not identified but are necessary to the operation of assets that were identified, then the intent of the parties to this Agreement is that all such unidentified assets are intended to be conveyed to the appropriate Partnership Entities. To the extent such assets are identified at a later date, the parties to this Agreement shall take the appropriate actions required in order to convey all such assets to the appropriate Partnership Entities.

                                  ARTICLE VII
                               Powers of Attorney

     7.1  Services LP. Services LP hereby constitutes and appoints Services Out
          -----------
LLC and its successors and assigns, its true and lawful attorney-in-fact with full power of substitution for it and in its name, place and stead or otherwise on behalf of Services LP and its successors and assigns, and for the benefit of Services Out LLC and its successors and assigns, to demand and receive from time to time the Services Out LLC Assets and to execute in the name of Services LP and its successors and assigns, instruments of conveyance, instruments of further assurance and to give receipts and releases in respect of the same, and from time to time to institute and prosecute in the name of Services LP for the benefit of Services Out LLC as may be appropriate, any and all proceedings at law, in equity or otherwise which Services Out LLC and its successors and assigns, may deem proper in order (i) to collect, assert or enforce any claims, rights or titles of any kind in and to the Services Out LLC Assets, (ii) to defend and compromise any and all actions, suits or proceedings in respect of any of the Services Out LLC Assets, and (iii) to do any and all such acts and things in furtherance of this Agreement as Services Out LLC or its successors or assigns shall deem advisable. Services LP hereby declares that the appointments hereby made and the powers hereby granted are coupled with an interest and are and shall be irrevocable and perpetual and shall not be terminated by any act of Services LP or its successors or assigns or by operation of law.

     7.2  R&M. R&M hereby constitutes and appoints R&M In LP and its successors
          ---
and assigns, its true and lawful attorney-in-fact with full power of substitution for it and in its name, place and stead or otherwise on behalf of R&M and its successors and assigns, and for the benefit of R&M In LP and its successors and assigns, to demand and receive from time to time the R&M In LP Assets and to execute in the name of R&M and its successors and assigns instruments of conveyance, instruments of further assurance and to give receipts and releases in respect of the same, and from time to time to institute and prosecute in the name of R&M for the benefit of R&M In LP as may be appropriate, any and all proceedings at law, in equity or otherwise which R&M In LP and its successors and assigns, may deem proper in order (i) to collect, assert or enforce any claims, rights or titles of any kind in and to the R&M In LP Assets,
(ii) to defend and compromise any and all actions, suits or proceedings in respect of any of the R&M In LP Assets, and (iii) to do any and all such acts and things in furtherance of this Agreement as R&M In LP or its successors or assigns shall deem advisable. R&M hereby declares that the appointments hereby made and the powers hereby granted are coupled with an interest and are and shall be irrevocable and perpetual and shall not be terminated by any act of R&M or its successors or assigns or by operation of law.

                                  ARTICLE VIII
                                  Miscellaneous

     8.1  Order of Completion of Transactions. The transactions provided for in
          -----------------------------------
Articles II and III of this Agreement shall be completed on the date of this Agreement in the following order:

          First, the transactions provided for in Article II shall be completed;
          -----
and

          Second, the transactions provided for in Article III shall be
          ------
completed.

     8.2  Consents; Restriction on Assignment. If there are prohibitions against
          -----------------------------------
or conditions to the contribution and conveyance of one or more portions of the Services Out LLC Assets or the R&M In LP Assets without the prior written consent of third parties, including, without limitation, governmental agencies (other than consents of a ministerial nature which are normally granted in the ordinary course of business), which if not satisfied would result in a breach of such prohibitions or conditions or would give an outside party the right to terminate Services Out LLC's or R&M In LLC's rights with respect to such portion of the Services Out LLC Assets or R&M In LP Assets, respectively (herein called a "Restriction"), then any provision contained in this Agreement to the contrary
   -----------
notwithstanding, the transfer of title to or interest in each such portion of the Services Out LLC Assets or R&M In LP Assets (herein called the "Restriction-Asset") pursuant to this Agreement shall not become effective
 -----------------
unless and until such Restriction is satisfied, waived or no longer applies. When and if such a Restriction is so satisfied, waived or no longer applies, to the extent permitted by applicable law and any applicable contractual provisions, the assignment of the Restriction-Asset subject thereto shall become effective automatically as of the Effective Time, without further action on the part of any party to this Agreement. Services LP and Services Out LLC agree to use their reasonable best efforts to obtain on a timely basis satisfaction of any Restriction applicable to any Restriction-Asset conveyed by or acquired by either of them. [R&M and R&M In LP agree to use their reasonable best efforts to obtain on a timely basis satisfaction of any Restriction applicable to any Restriction Asset conveyed by or acquired by either of them.] The description of any portion of the Services Out LLC Assets or R&M In LP Assets as a "Restriction-Asset" shall not be construed as an admission that any Restriction exists with respect to the transfer of such portion of the Services Out LLC Assets or R&M In LP Assets. In the event that any Restriction-Asset exists, the applicable party agrees to continue to hold such Restriction-Asset in trust for the exclusive benefit of the applicable party to whom such asset was conveyed and to otherwise use its reasonable best efforts to provide such other party with the benefits thereof, and the party holding such assets will enter into other agreements, or take such other action as it may deem necessary, in order to help ensure that the applicable party to whom such asset was conveyed has the assets and concomitant rights necessary to enable it to operate the such assets in all material respects as they were operated prior to the Effective Time.

     8.3  Costs. The OLP shall pay all sales, use and similar taxes arising out
          -----
of the contributions, conveyances and deliveries to be made hereunder, and shall pay all documentary, filing, recording, transfer, deed, and conveyance taxes and fees required in connection therewith. In addition, the OLP shall be responsible for all costs, liabilities and expenses (including court costs and reasonable attorneys' fees) incurred in connection with the satisfaction or waiver of any Restriction pursuant to Section 8.2.

     8.4  Headings; References; Interpretation. All Article and Section headings
          ------------------------------------
in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words "hereof," "herein" and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, including without limitation, all Exhibits attached hereto, and not to any particular provision of this Agreement. All references herein to Articles, Sections, and Exhibits shall, unless the context requires a different construction, be deemed to be references to the Articles, Sections and Exhibits of this Agreement, respectively, and all such Exhibits attached hereto are hereby incorporated herein and made a part hereof for all purposes. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The use herein of the word "including" following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as "without limitation," "but not limited to," or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

     8.5  Successors and Assigns. The Agreement shall be binding upon and inure
          ----------------------
to the benefit of the parties signatory hereto and their respective successors and assigns.

     8.6  No Third Party Rights. The provisions of this Agreement are intended
          ---------------------
to bind the parties signatory hereto as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

     8.7  Counterparts. This Agreement may be executed in any number of
          ------------
counterparts, all of which together shall constitute one agreement binding on the parties hereto.

     8.8  Governing Law. This Agreement shall be governed by, and construed in
          -------------
accordance with, the laws of the State of [ ] applicable to contracts made and to be performed wholly within such state without giving effect to conflict of law principles thereof, except to the extent that it is mandatory that the law of some other jurisdiction, wherein the Services Out LLC Assets or the R&M In LP Assets are located, shall apply.

     8.9  Severability. If any of the provisions of this Agreement are held by
          ------------
any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid, and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the parties as expressed in this Agreement at the time of execution of this Agreement.

     8.10 Deed; Bill of Sale; Assignment. To the extent required by applicable
          ------------------------------
law, this Agreement shall also constitute a "deed," "bill of sale" or "assignment" of the Services Out LLC Assets, the R&M In LP Assets and [ ].

     8.11 Amendment or Modification. This Agreement may be amended or modified
          -------------------------
from time to time only by the written agreement of all the parties hereto and affected thereby.

     8.12 Integration. This Agreement and the [ ] supersedes all previous
          -----------
understandings or agreements between the parties, whether oral or written, with respect to its subject matter. This document is an integrated agreement which contains the entire understanding of the parties. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the parties hereto after the date of this Agreement.

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

                                        SUNOCO, INC., a Pennsylvania corporation


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------
                                                          "Sunoco"


                                        SUN PIPE LINE COMPANY OF DELAWARE, a
                                        Delaware corporation


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------
                                                          "Sun Delaware"


                                        SUNOCO, INC. (R&M), a Pennsylvania
                                        corporation


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------
                                                          "R&M"


                                        ATLANTIC PETROLEUM CORPORATION, a
                                        Delaware corporation


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------
                                                          "Petroleum"



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                                        SUNOCO TEXAS PIPE LINE COMPANY, a
                                        Texas corporation


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------
                                                          "Sun Texas"


                                        SUN OIL LINE OF MICHIGAN (OUT) LLC, a
                                        Texas limited liability company


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------
                                                          "Michigan Texas"


                                        MID-CONTINENT PIPE LINE (OUT) LLC, a
                                        Texas limited liability company


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------
                                                          "Mid-Con Texas"


                                        SUN PIPE LINE SERVICES (OUT) LLC, a
                                        Delaware limited liability company


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------
                                                          "Services Out LLC"


                                        ATLANTIC PETROLEUM (OUT) LLC, a
                                        Delaware limited liability company


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------
                                                          "Atlantic Out LLC"



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

                                  ATLANTIC PETROLEUM DELAWARE
                                  CORPORATION, a Delaware corporation


                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------
                                                    "Delaware"


                                  ATLANTIC PIPELINE (OUT) L.P., a Texas
                                  limited partnership


                                  By: Atlantic Petroleum Corporation, a
                                      Delaware corporation, as general partner


                                      By:
                                         ---------------------------------
                                      Name:
                                           -------------------------------
                                      Title:
                                            ------------------------------
                                               "Atlantic Out LP"


                                  ATLANTIC R&M (OUT) L.P., a Texas limited partnership


                                  By: Atlantic Petroleum Corporation, a
                                      Delaware corporation, as general partner


                                      By:
                                         ---------------------------------
                                      Name:
                                           -------------------------------
                                      Title:
                                            ------------------------------
                                               "Atlantic R&M Out LP"


                                  SUNOCO PARTNERS LLC, a Pennsylvania
                                  limited liability company


                                  By:
                                     -------------------------------------
                                  Name:
                                       -----------------------------------
                                  Title:
                                        ----------------------------------
                                                    "Sunoco GP"

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

                                SUNOCO PARTNERS LEASE ACQUISITION &
                                MARKETING LLC, a Delaware limited liability company

                                By:
                                   -------------------------------------
                                Name:
                                     -----------------------------------
                                Title:
                                      ----------------------------------

                                                  "LA LLC"


                                SUNOCO LOGISTICS PARTNERS L.P., a
                                Delaware limited partnership

                                By: Sunoco Partners LLC, a Pennsylvania
                                    limited liability company, as general
                                    partner

                                    By:
                                       ---------------------------------
                                    Name:
                                         -------------------------------
                                    Title:
                                          ------------------------------

                                             "MLP"


                                SUNOCO LOGISTICS PARTNERS GP LLC, a
                                Delaware limited liability company

                                By:
                                   -------------------------------------
                                Name:
                                     -----------------------------------
                                Title:
                                      ----------------------------------

                                                  "GP LLC"


                                SUNOCO LOGISTICS PARTNERS
                                OPERATIONS L.P., a Delaware limited partnership

                                By:
                                   -------------------------------------
                                Name:
                                     -----------------------------------
                                Title:
                                      ----------------------------------
                                                  "OLP"

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

                                   SUNOCO LOGISTICS PARTNERS
                                   OPERATIONS GP LLC, a Delaware limited
                                   liability company

                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------

                                                     "OLP GP LLC"


                                   SUNOCO PIPELINE L.P., a Texas limited
                                   partnership

                                   By: Sun Pipe Line GP LLC, a Delaware limited
                                       liability company, as general partner

                                       By:
                                          ---------------------------------
                                       Name:
                                            -------------------------------
                                       Title:
                                             ------------------------------

                                                "Sun Pipeline LP"


                                   SUNOCO PARTNERS MARKETING &
                                   TERMINALS L.P., a Texas limited partnership

                                   By: Sunoco R&M (In) LLC, a Delaware limited
                                       liability company, as general partner

                                       By:
                                          ---------------------------------
                                       Name:
                                            -------------------------------
                                       Title:
                                             ------------------------------

                                                "R&M In LP"


                                   SUNOCO MID-CON (IN) LLC, a Texas limited liability company


                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------

                                                     "Mid-Con In LLC"



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

                                 ATLANTIC (IN) L.P., a Texas limited partnership

                                 By: Atlantic (In) LLC, a Delaware limited
                                     liability company, as general partner

                                     By:
                                        -------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           ----------------------------------

                                              "Atlantic In LP"


                                 ATLANTIC R&M (IN) L.P., a Texas limited
                                 partnership


                                 By: Atlantic (In) LLC, a Delaware limited
                                     liability company, as general partner


                                     By:
                                        -------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           ----------------------------------

                                              "Atlantic R&M In LP"


                                 SUN PIPE LINE SERVICES (IN) L.P., a Delaware limited partnership


                                 By: Sunoco Logistics Partners GP LLC, a
                                     Delaware limited liability  company,as
                                     general partner


                                     By:
                                        -------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           ----------------------------------

                                              "Services LP"


                                 SUNOCO MICHIGAN (IN) LLC, a Texas limited liability company


                                     By:
                                        -------------------------------------
                                     Name:
                                          -----------------------------------
                                     Title:
                                           ----------------------------------

                                                        "Michigan In LLC"



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

                                 ATLANTIC (IN) LLC, a Delaware limited liability company


                                 By:
                                    -------------------------------------
                                 Name:
                                      -----------------------------------
                                 Title:
                                       ----------------------------------

                                                   "Atlantic In LLC"


                                 SUN PIPE LINE GP LLC, a Delaware limited liability company


                                 By:
                                    -------------------------------------
                                 Name:
                                      -----------------------------------
                                 Title:
                                       ----------------------------------

                                                   "Pipe Line GP LLC"


                                 SUNOCO R&M (IN) LLC, a Delaware limited
                                 liability company


                                 By:
                                    -------------------------------------
                                 Name:
                                      -----------------------------------
                                 Title:
                                       ----------------------------------

                                                   "R&M In LLC"


                                 SUN PIPE LINE COMPANY, a Pennsylvania
                                 corporation


                                 By:
                                    -------------------------------------
                                 Name:
                                      -----------------------------------
                                 Title:
                                       ----------------------------------

                                                   "Pipe Line"


                                 SUN PIPE LINE SERVICES CO., a Delaware
                                 corporation


                                 By:
                                    -------------------------------------
                                 Name:
                                      -----------------------------------
                                 Title:
                                       ----------------------------------

                                                   "Services"



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

                                        SUN BORGER PIPE LINE COMPANY, a
                                        Delaware corporation


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                                          "Borger"


                                        SUN OIL LINE COMPANY OF MICHIGAN, a
                                        Michigan corporation


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                                          "Michigan"


                                        MID-CONTINENT PIPE LINE COMPANY, an
                                        Oklahoma corporation


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                                          "Mid-Con"


                                        ATLANTIC PIPELINE CORP.,
                                        a Delaware corporation


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                                          "Atlantic"


                                        ATLANTIC REFINING & MARKETING CORP.,
                                        a Delaware corporation


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                                          "Atlantic Refining"



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